   As filed with the Securities and Exchange Commission on November 24, 2009
                                                              File No. 33-21844
                                                              File No. 811-5555
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                     Pre-Effective Amendment No. __                        [_]

                     Post-Effective Amendment No. 47                       [X]

                                 and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                            Amendment No. 48                               [X]
                    (Check appropriate box or boxes)

                               -----------------

                        Sanford C. Bernstein Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                          1345 Avenue of the Americas
                           New York, New York 10105
              (Address of Principal Executive Office) (Zip Code)

      Registrant's Telephone Number, including Area Code: 1-212-756-4097

                               -----------------

                             Mark R. Manley, Esq.
                            AllianceBernstein L.P.
                           New York, New York 10105
                    (Name and address of agent for service)

                                   Copy to:

                            Joel H. Goldberg, Esq.
                         Willkie Farr & Gallagher LLP
                              787 Seventh Avenue
                         New York, New York 10019-6099

                               -----------------

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b)

[_] on (date) pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a)(1)

[X] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

================================================================================

SANFORD C. BERNSTEIN FUND, INC.
 The information in this Prospectus is not complete and may be changed. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the Registration Statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

 PROSPECTUS  |  [DATE], 2010

 Sanford C. Bernstein Fund, Inc.

Overlay Portfolios
(Share Classes Offered--Exchange Ticker Symbol)
    Overlay A Portfolio
    (Class 1-[  ]; Class 2-[  ])
    Tax-Aware Overlay A Portfolio
    (Class 1-[  ]; Class 2-[  ])
    Overlay B Portfolio
    (Class 1-[  ]; Class 2-[  ])
    Tax-Aware Overlay B Portfolio
    (Class 1-[  ]; Class 2-[  ])
    Tax-Aware Overlay C Portfolio
    (Class 1-[  ]; Class 2-[  ])
    Tax-Aware Overlay N Portfolio
    (Class 1-[  ]; Class 2-[  ])

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                       Page
SUMMARY INFORMATION--OVERLAY PORTFOLIOS...............................................   4
  Overlay A Portfolio.................................................................   4
  Tax-Aware Overlay A Portfolio.......................................................   8
  Overlay B Portfolio.................................................................  12
  Tax-Aware Overlay B Portfolio.......................................................  16
  Tax-Aware Overlay C Portfolio.......................................................  20
  Tax-Aware Overlay N Portfolio.......................................................  24
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS................  28
  Making Investment Decisions for the Portfolios......................................  28
  Principal Investment Risks of the Portfolios........................................  30
  Additional Investment Information, Special Investment Techniques and Related Risks..  33
  Additional Risk Considerations......................................................  41
INVESTING IN THE PORTFOLIOS...........................................................  43
  How to Buy Shares...................................................................  43
  How to Exchange Shares..............................................................  43
  How to Sell or Redeem Shares........................................................  44
  Frequent Purchases and Redemptions of Portfolio Shares..............................  45
  How the Portfolios Value Their Shares...............................................  46
MANAGEMENT OF THE PORTFOLIOS..........................................................  48
  Investment Adviser..................................................................  48
  Portfolio Managers..................................................................  48
  Legal Proceedings...................................................................  48
  Shareholder Servicing Fees..........................................................  49
  Distribution Services...............................................................  49
  Retirement Plan Services............................................................  49
  Additional Fees for Certain Investors...............................................  49
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................  50
FINANCIAL HIGHLIGHTS..................................................................  52

SUMMARY INFORMATION
--------------------------------------------------------------------------------

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

Overlay A Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Overlay A Portfolio ("Portfolio") is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford C. Bernstein & Co. LLC ("Bernstein"). The Portfolio is managed without regard to tax considerations.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)       None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Management Fees                                                 [    ]% [    ]%
Distribution and/or Service (12b-1) Fees                         None    None
Other Expenses:
 Shareholder Servicing                                          [    ]% [    ]%
 Transfer Agent                                                 [    ]% [    ]%
 Other Expenses                                                 [    ]% [    ]%
                                                                ------- -------
Total Other Expenses                                            [    ]% [    ]%
                                                                ------- -------
Total Operating Expenses (before waiver)                        [    ]% [    ]%
                                                                ======= =======
Waiver and/or Expense Reimbursement*                            [    ]% [    ]%
                                                                ------- -------
Net Expenses                                                    [    ]% [    ]%
                                                                ======= =======
------------------------------------------------------------------------------

*Reflects the Adviser's (defined below) contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year*                                                    [    ]  [    ]
After 3 Years*                                                   [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain equity exposure by investing in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and Derivatives. In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Portfolio may obtain fixed income exposure principally through Derivatives but may also invest in U.S., international and emerging market fixed income instruments, including below-investment grade ("high yield") securities and inflation-protected securities. In selecting fixed income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different types of fixed income instruments. The Portfolio's fixed income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It may be particularly appropriate for investors, such as retirement plans, foundations and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee         Length of Service  Title
----------------------------------------------------------------------------
Seth J. Masters  Since inception    Executive Vice President of the Adviser
Daniel J. Loewy  Since inception    Senior Vice President of the Adviser
Dianne F. Lob    Since inception    Senior Vice President of the Adviser
Andrew Y. Chin   Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                           Initial  Subsequent
-------------------------------------------------------------------------------
Class 1                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------
Class 2                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may distribute ordinary income dividends and/or capital gains distributions.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

Tax-Aware Overlay A Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay A Portfolio ("Portfolio") is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford C. Bernstein & Co. LLC ("Bernstein"). The Portfolio seeks to minimize the impact of federal income taxes on shareholders' returns over time.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)       None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                             Class 1  Class 2
                                                             Shares   Shares
------------------------------------------------------------------------------
Management Fees                                               [    ]%  [    ]%
Distribution and/or Service (12b-1) Fees                       None     None
Other Expenses:
 Shareholder Servicing                                        [    ]%  [    ]%
 Transfer Agent                                               [    ]%  [    ]%
 Other Expenses                                               [    ]%  [    ]%
                                                              -----    -----
Total Other Expenses                                          [    ]%  [    ]%
                                                              -----    -----
Total Operating Expenses (before waiver)                      [    ]%  [    ]%
                                                              =====    =====
Waiver and/or Expense Reimbursement*                          [    ]%  [    ]%
                                                              -----    -----
Net Expenses                                                  [    ]%  [    ]%
                                                              =====    =====
-----------------------------------------------------------------------------

*Reflects the Adviser's (defined below) contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year*                                                    [    ]  [    ]
After 3 Years*                                                   [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain equity exposure by investing principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and Derivatives. In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Portfolio may obtain fixed income exposure through Derivatives but may also invest in U.S., international and emerging market fixed income instruments, including below-investment grade ("high yield") securities and inflation-protected securities. In selecting fixed income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different types of fixed income instruments. The Portfolio's fixed income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee            Length of Service  Title
-------------------------------------------------------------------------------
Seth J. Masters     Since inception    Executive Vice President of the Adviser

Daniel J. Loewy     Since inception    Senior Vice President of the Adviser

Dianne F. Lob       Since inception    Senior Vice President of the Adviser

Andrew Y. Chin      Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                           Initial  Subsequent
-------------------------------------------------------------------------------
Class 1                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------
Class 2                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERLAY PORTFOLIO
--------------------------------------------------------------------------------

Overlay B Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Overlay B Portfolio ("Portfolio") is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein LLC ("Bernstein"). The Portfolio is managed without regard to tax considerations.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)       None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                              Class 1  Class 2
                                                              Shares   Shares
-------------------------------------------------------------------------------
Management Fees                                                [    ]%  [    ]%
Distribution and/or Service (12b-1) Fees                        None     None
Other Expenses:
 Shareholder Servicing                                         [    ]%  [    ]%
 Transfer Agent                                                [    ]%  [    ]%
 Other Expenses                                                [    ]%  [    ]%
                                                               -----    -----
Total Other Expenses                                           [    ]%  [    ]%
                                                               -----    -----
Total Operating Expenses (before waiver)                       [    ]%  [    ]%
                                                               =====    =====
Waiver and/or Expense Reimbursement*                           [    ]%  [    ]%
                                                               -----    -----
Net Expenses                                                   [    ]%  [    ]%
                                                               =====    =====
------------------------------------------------------------------------------

*Reflects the Adviser's contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year*                                                    [    ]  [    ]
After 3 Years*                                                   [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to fixed income securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain fixed income exposure by investing in U.S., international and emerging market fixed income instruments, including high yield securities and inflation-protected securities, and Derivatives. Many types of securities may be purchased by the Portfolio, including corporate bonds, government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest without limit in U.S. Dollar denominated foreign fixed-income securities, in each case in developed or emerging-market countries.

The Portfolio's fixed income securities will primarily be investment grade debt securities, but may also include below-investment grade ("high yield") securities and preferred stock. High yield securities are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

The Portfolio may obtain equity exposure principally through Derivatives, but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It may be particularly appropriate for investors, such as retirement plans, foundations and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:

..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Lower-rated Securities Risk: Lower-rated securities, or junk bonds, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee            Length of Service  Title
-------------------------------------------------------------------------------
Seth J. Masters     Since inception    Executive Vice President of the Adviser

Daniel J. Loewy     Since inception    Senior Vice President of the Adviser

Dianne F. Lob       Since inception    Senior Vice President of the Adviser

Andrew Y. Chin      Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                           Initial  Subsequent
Class 1*                                                   $[    ]   $[    ]
-------------------------------------------------------------------------------
Class 2*                                                   $[    ]   $[    ]
-------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may distribute ordinary income dividends and/or capital gains distributions.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

Tax-Aware Overlay B Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay B Portfolio ("Portfolio") is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC ("Bernstein"). The Portfolio seeks to minimize the impact of federal income taxes on shareholders' returns over time.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)       None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                              Class 1  Class 2
                                                              Shares   Shares
-------------------------------------------------------------------------------
Management Fees                                                [    ]%  [    ]%
Distribution and/or Service (12b-1) Fees                        None     None
Other Expenses:
 Shareholder Servicing                                         [    ]%  [    ]%
 Transfer Agent                                                [    ]%  [    ]%
 Other Expenses                                                [    ]%  [    ]%
                                                               -----    -----
Total Other Expenses                                           [    ]%  [    ]%
                                                               -----    -----
Total Operating Expenses (before waiver)                       [    ]%  [    ]%
                                                               =====    =====
Waiver and/or Expense Reimbursement*                           [    ]%  [    ]%
                                                               -----    -----
Net Expenses                                                   [    ]%  [    ]%
                                                               =====    =====
------------------------------------------------------------------------------

*Reflects the Adviser's (defined below) contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year                                                     [    ]  [    ]
After 3 Years                                                    [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain fixed income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality), comparably rated municipal notes and Derivatives. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser's opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio's fixed income securities may include below-investment grade securities ("high yield") and preferred stock.

The Portfolio may obtain equity exposure principally through Derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

.. Tax Risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Adviser nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel's opinion.

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Callable Securities Risk: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Bond Insurer Risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Other Risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee            Length of Service  Title
-------------------------------------------------------------------------------
Seth J. Masters     Since inception    Executive Vice President of the Adviser

Daniel J. Loewy     Since inception    Senior Vice President of the Adviser

Dianne F. Lob       Since inception    Senior Vice President of the Adviser

Andrew Y. Chin      Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                           Initial  Subsequent
-------------------------------------------------------------------------------
Class 1                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------
Class 2                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

Tax-Aware Overlay C Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Tax-Aware Overlay C Portfolio ("Portfolio") is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC ("Bernstein"). The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders' returns over time for California residents.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)       None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                              Class 1  Class 2
                                                              Shares   Shares
-------------------------------------------------------------------------------
Management Fees                                                [    ]%  [    ]%
Distribution and/or Service (12b-1) Fees                        None     None
Other Expenses:
 Shareholder Servicing                                         [    ]%  [    ]%
 Transfer Agent                                                [    ]%  [    ]%
 Other Expenses                                                [    ]%  [    ]%
                                                               -----    -----
Total Other Expenses                                           [    ]%  [    ]%
                                                               -----    -----
Total Operating Expenses (before waiver)                       [    ]%  [    ]%
                                                               =====    =====
Waiver and/or Expense Reimbursement*                           [    ]%  [    ]%
                                                               -----    -----
Net Expenses                                                   [    ]%  [    ]%
                                                               =====    =====
------------------------------------------------------------------------------

*Reflects the Adviser's (defined below) contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year*                                                    [    ]  [    ]
After 3 Years*                                                   [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain fixed income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality), comparably rated municipal notes and Derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser's opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio's fixed income securities may include below-investment grade ("high yield") securities and preferred stock.

The Portfolio may obtain equity exposure principally through Derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism.

.. Tax Risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Adviser nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel's opinion.

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Callable Securities Risk: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Bond Insurer Risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Other Risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee            Length of Service  Title
-------------------------------------------------------------------------------
Seth J. Masters     Since inception    Executive Vice President of the Adviser

Daniel J. Loewy     Since inception    Senior Vice President of the Adviser

Dianne F. Lob       Since inception    Senior Vice President of the Adviser

Andrew Y. Chin      Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                           Initial  Subsequent
-------------------------------------------------------------------------------
Class 1                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------
Class 2                                                    $[    ]   $[    ]
-------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERLAY PORTFOLIOS
--------------------------------------------------------------------------------

Tax-Aware Overlay N Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment object of the Tax-Aware Overlay N Portfolio ("Portfolio") is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor's overall asset allocation managed by Sanford
C. Bernstein & Co. LLC ("Bernstein"). The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders' returns over time for New York residents.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                              None    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                              None    None
-------------------------------------------------------------------------------
Exchange Fee                                                     None    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
Management Fees                                                 [    ]% [    ]%
Distribution and/or Service (12b-1) Fees                         None    None
Other Expenses:
 Shareholder Servicing                                          [    ]% [    ]%
 Transfer Agent                                                 [    ]% [    ]%
 Other Expenses                                                 [    ]% [    ]%
                                                                ------- -------
Total Other Expenses                                            [    ]% [    ]%
                                                                ------- -------
Total Operating Expenses (before waiver)                        [    ]% [    ]%
                                                                ======= =======
Waiver and/or Expense Reimbursement*                            [    ]% [    ]%
                                                                ------- -------
Net Expenses                                                    [    ]% [    ]%
                                                                ======= =======
------------------------------------------------------------------------------

*Reflects the Adviser's (defined below) contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's [first year of operations] and may be extended by the Adviser for additional one-year terms.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                                Class 1 Class 2
                                                                Shares  Shares
-------------------------------------------------------------------------------
After 1 Year                                                     [    ]  [    ]
After 3 Years                                                    [    ]  [    ]
-------------------------------------------------------------------------------

*These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Portfolio's expenses is not extended beyond the [end of the Portfolio's current fiscal year].

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Portfolio's performance. The portfolio turnover rate may vary from year to year depending on, among other things, market conditions.

PRINCIPAL STRATEGIES:
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolio, AllianceBernstein L.P. ("Adviser") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

The Portfolio may obtain fixed income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality), comparably rated municipal notes and Derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser's opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio's fixed income securities may include below-investment grade ("high yield") securities and preferred stock.

The Portfolio may obtain equity exposure principally through Derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In selecting equity investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are defined by investment style.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio's exposures to various asset classes. These dynamic adjustments to the Portfolio's asset class exposures will be implemented principally through the use of Derivatives. The Portfolio's use of Derivatives to alter investment exposure of an investor's Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio's investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor's complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

.. Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. These risks may be particularly pronounced because the Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark.

.. Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. Derivatives Risk: The Portfolio may use Derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates or indices.

.. Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price.

.. Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism.

.. Tax Risk: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Adviser nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel's opinion.

.. Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. Callable Securities Risk: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a Derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

.. Bond Insurer Risk: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  Emerging Markets Securities Risk: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. Commodity Risk: The value of commodity-linked Derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

.. Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. Other Risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

BAR CHART AND PERFORMANCE INFORMATION:
As the Portfolio had not commenced investment operations as of the date of this prospectus, there is no performance information presented for the Portfolio.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INVESTMENT ADVISER:
AllianceBernstein L.P. ("Adviser") is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee         Length of Service  Title
----------------------------------------------------------------------------
Seth J. Masters  Since inception    Executive Vice President of the Adviser
Daniel J. Loewy  Since inception    Senior Vice President of the Adviser
Dianne F. Lob    Since inception    Senior Vice President of the Adviser
Andrew Y. Chin   Since inception    Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

                                                                     Initial  Subsequent
-----------------------------------------------------------------------------------------
Class 1                                                              $[    ]   $[    ]
-----------------------------------------------------------------------------------------
Class 2                                                              $[    ]   $[    ]
-----------------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105) or telephone (212-486-5800). Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:
The Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages. This Prospectus refers to AllianceBernstein L.P. as the ["Adviser,"] "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor's complete investment program. The Portfolios' board of directors is not responsible for Bernstein's investment program. The Portfolios are NOT designed to be used as stand-alone investments.

Each Portfolio may access a wide range of asset class exposures to alter the near-term expected risk and reward of a representative investor's overall asset allocation strategy--one that includes an investment in the Portfolios and a diversified portfolio of stocks and bonds held through Bernstein. Each of the Overlay A and Tax-Aware Overlay A Portfolios is designed to complement an equity-oriented asset allocation managed by Bernstein, and each of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is designed to complement a fixed-income-oriented asset allocation managed by Bernstein. Combinations of the various Portfolios can be used to suit a variety of intermediate asset allocations.

Investors in the Portfolios will experience short-term market fluctuations and should have a long-term investment horizon. Investors should evaluate the Portfolios' risk in combination with their other Bernstein investments when selecting a Portfolio. A Portfolio may not achieve its goal and is not intended as a complete investment program.

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
Asset Allocation Overlay. The Adviser will employ its risk/return tools and research insights to implement adjustments to the Portfolios' asset class exposures, and thereby those within an investor's Bernstein account, as market and economic conditions change. For example, the Adviser may employ Derivatives to increase (by taking a long position) or decrease (by taking a short position) exposures to certain asset classes created by its direct investments or to provide market exposure to certain asset classes not held in the Portfolios. The Portfolios may use Derivatives to reduce risk or to seek enhanced returns from certain asset classes as well as to leverage their exposure to certain asset classes. The Portfolios may maintain a significant percentage of their assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolios' obligations under Derivative transactions. The Adviser may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out a Portfolio's investment strategies.

Each Portfolio may also seek to gain exposure to commodity markets primarily through an investment in a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"), to gain exposure to commodity markets. The Subsidiary may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Subsidiary may also hold cash and cash equivalent instruments, including affiliated money market funds. The Portfolios' may invest up to 25% of their total assets in the Subsidiary.

Direct Investment. The Portfolios may invest in a diversified portfolio of securities and other financial instruments that provide exposure to a variety of asset classes, including: fixed income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies, commodities and real estate. In addition, the Portfolios will generally invest a portion of their uncommitted cash balances in Derivatives to expose that portion of the Portfolio to the fixed income and/or equity markets.

Fixed-Income Instrument Selection: To identify attractive bonds for the Portfolios, we combine quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. Optimization tools are used in constructing portfolios.

Many types of debt securities may be purchased by the Portfolios, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, and foreign securities in developed or emerging-market countries.

Each Portfolio may invest in fixed income instruments rated BAA or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). The Overlay A, Tax-Aware Overlay A and Overlay B Portfolios also may invest in fixed-income securities rated below investment grade (BB or below) by national rating agencies (high yield bonds). High yield bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of a Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

Equity Security Selection: In managing the Portfolios, we diversify the direct equity component between growth and value equity investment styles. We select growth and value equity securities by drawing from our fundamental growth and value investment disciplines. The research analyses supporting buy and sell decisions for the Portfolios' direct investments in equity securities are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. Investment decision-making for these components is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our growth and value research teams.

The Portfolios' growth stocks are selected using the Adviser's research-driven growth investment discipline. In selecting stocks, the growth investment team seeks to identify companies with superior earnings growth prospects. The growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolios' value stocks are selected using the Adviser's fundamental value investment discipline. In selecting stocks for the Portfolios, the value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolios' direct equity investments will be comprised primarily of common stocks but the Portfolios may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The Portfolios may also make investments in less developed or emerging equity markets. See "Additional Investment Information, Special Investment Techniques and Related Risks--Foreign Currency Transactions" for more information about currency trading in the Portfolios.

Portfolio turnover: The Portfolios' investment strategies will result in high portfolio turnover. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

Temporary defensive positions: Under exceptional market conditions or when we believe that economic or market conditions warrant, any of the Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers, including municipal issuers. For temporary defensive purposes, the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it may not be pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Recent Market Events: U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. The fixed income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Domestic and international equity markets have also been experiencing heightened volatility and turmoil. The U.S. Government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. In addition, future legal or regulatory changes may compromise the Portfolios' ability to pursue their objectives. These events and the continuing market upheavals may adversely affect the Portfolios.

Additional Strategies Applicable to the Tax-Aware Overlay Portfolios
The Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Tax-Aware Overlay Portfolios. For example, the Adviser will consider the tax impact that buy and sell investment decisions will have on such Portfolios' shareholders. The Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in each such Portfolio with the highest cost basis. We may monitor the length of time such Portfolios have held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. In addition, the Tax-Aware Overlay Portfolios will generally maintain a larger exposure to municipal obligations than the other Portfolios. The use of Derivatives will generate taxable income for the Tax-Aware Overlay Portfolios, which may compromise the Adviser's ability to minimize the tax impact of the Tax-Aware

Overlay Portfolios' investment strategies. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Tax-Aware Overlay Portfolios.

PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS
Market Risk: Each Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Management Risk: Each Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and Derivative positions will be periodically rebalanced to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Derivatives Risk: Each Portfolio may use Derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, Derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the Derivative may not correlate perfectly with relevant assets, rates, or indices. Some Derivatives, such as reverse repurchase agreements, may result in leverage, which can make a Portfolio more volatile and can compound other risks.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Other foreign investment risks include:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Investments in Small Companies Risk: The Portfolios may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a Few Major Investors Risk: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. A Portfolio is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract. Illiquid investments are more likely to be fair valued and are potentially more susceptible to loss of value.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these

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securities. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. Because the Tax-Aware Overlay C Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. Because the Tax-Aware Overlay N Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. The Portfolios' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Other Risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Tax Risk: A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

Bond Insurer Risk: A Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Manager evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

  Prepayment Risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

  Shortening Risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

  Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

  Interest Rate Risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

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  Credit Risk: Mortgage-related securities that are not backed by the U.S.
  Government or one of its agencies are subject to credit risk, described above.

Subordination Risk: Each Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Callable Securities Risk: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' SAI.

Additional investments, strategies and practices permitted; details in each Portfolio's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Portfolios' SAI, which is available upon request at no cost (see back cover of this Prospectus).

Interest Only/Principal Only Securities
The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board of Directors of Sanford C. Bernstein Fund, Inc. (the "Fund") (of which each Portfolio is a series); all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies
The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion under "Principal Risks" for each Portfolio).

Variable, Floating and Inverse Floating Rate Instruments
Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in variable rate demand notes ("VRDNs") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to

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an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities
The Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Overlay A, Tax-Aware Overlay A and Overlay B Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Investments in Other Investment Companies
The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Portfolios acquire shares in investment companies, shareholders would bear indirectly the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios' expenses. The Portfolios may also invest in exchange-traded funds, subject to applicable restrictions and limitations of the 1940 Act.

Bank Loan Debt
The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Securities
Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, (iii) repurchase agreements not terminable within seven days,
(iv) certain Derivative transactions. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. The Adviser will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Currency Transactions
The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related Derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and Options on Futures Contracts
Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic

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index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other Derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Adviser to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolios will be traded on U.S. exchanges and will be used for hedging, investment or other purposes.

The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

Derivatives
Each Portfolio may use Derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to increase their exposure or leverage their investment in certain asset classes or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use Derivatives for any or all of these purposes. Each of these uses entails greater risk than if Derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those Derivatives that are within its investment policies if, in the Adviser's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter Derivatives. Exchange-traded Derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of Derivatives--options, futures, forwards and swaps--from which virtually any type of Derivative transaction can be created.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract may result in the delivery of the underlying asset or an equivalent cash amount upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities)

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 are rated at least [A] (or the equivalent) by at least one nationally recognized statistical rating organization [and] are on the Adviser's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of Derivatives by highly experienced investment managers, such as the Adviser, can be quite beneficial, Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of Derivatives that investors should understand before investing in a Portfolio.

.. Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a Derivative requires an understanding not only of the underlying instrument but also of the Derivative itself, without the benefit of observing the performance of the Derivative under all possible market conditions. In particular, the use and complexity of Derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a Derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the Derivative contract. The credit risk for exchange-traded Derivatives is generally less than for privately negotiated Derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated Derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated Derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a Derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated Derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the Derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain Derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. Other Risks--Other risks in using Derivatives include the risk of mispricing or improper valuation of Derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many Derivatives, in particular privately negotiated Derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of Derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Credit Default Swap Agreements
The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

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A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least [A] (or the equivalent) by at least one nationally recognized statistical rating organization [and] are on the Adviser's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Options
The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

Structured Instruments
As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms

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determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.

Interest Rate Transactions (Swaps, Caps and Floors)
Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. The Portfolios expect to enter into these transactions for a variety of reasons, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique or to attempt to exploit mispricings in the bond market.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least [A] (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Currency Swaps
The Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Inflation (CPI) Swaps
Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Synthetic Foreign Equity Securities
The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating

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to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Commodity-Linked Derivative Instruments
The Portfolios may invest in commodity-linked Derivatives such as commodity-linked structure notes, commodity index-linked securities and other Derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Adviser may seek to provide exposure to various commodities and commodity sectors.

The Portfolios may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolios economically to movements in commodity prices.

The value of commodity-linked Derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked Derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked Derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Foreign (Non-U.S.) Securities
The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are

                                                                             39

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designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Real Estate Investment Trusts
The Portfolios may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each of the Non-U.S. Stock Portfolios will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Forward Commitments
Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements and Buy/Sell Back Transactions
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

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A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements
The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Short Sales
The Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. [The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment.] A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls
Each of the Portfolios may enter into mortgage dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments
A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings
Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Fixed-Income Securities
The value of each Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's fixed income investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities

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held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated debt securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities
Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater credit risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Adviser will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities
The Adviser also will consider investments in unrated securities for a Portfolio when the Adviser believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Borrowing and Leverage
The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33- 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus.

HOW TO BUY SHARES

Minimum Investments - For All Portfolios
Except as otherwise provided, the minimum initial investment in the Class 1 of any Portfolio is $[ ]. Except as otherwise provided, the minimum initial investment in the Class 2 of any Portfolio is $[ ]. There is no minimum amount for subsequent investments in the same Portfolio although the Fund reserves the right to impose a minimum investment amount. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment in the Class 1 is $[ ]. The minimum initial investment in any Portfolio for employees of the Adviser and its subsidiaries and their immediate families, as well as Directors of the Fund, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Bernstein may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on Bernstein's opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements:

.. initial purchases of shares of the Portfolios will be subject to the initial minimum investment requirements specified above; and

.. the Adviser may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Procedures - For All Overlay Portfolios
To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment Management Services and Policies brochure available on the Bernstein's website at www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. With respect to non-discretionary accounts, orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Portfolio if the Adviser believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES
You may exchange your shares in a Portfolio for shares of the same class in any other Portfolio of the Fund, which are offered through a separate prospectus. [You may also exchange your Class 2 shares in a Portfolio for shares of the Intermediate Duration Institutional Portfolio, which is offered through a separate prospectus]. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made.

The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.

HOW TO SELL OR REDEEM SHARES
You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. [Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.]

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of [Bernstein's] investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. [If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares.] The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund [or the authorized third-party bank, broker-dealer or other financial institution] receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

Automatic sale of your shares - For Class 1 of all Portfolios: Under certain circumstances, the Fund may redeem your Class 1 shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining Class 1 shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares - For Class 2 of all Portfolios: Under certain circumstances, the Fund may redeem your Class 2 shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $[ ], we may, on at least 60 days' prior written notice, sell your remaining Class 2 shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $[ ] during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Funds' discretion. For further information, call your Bernstein advisor at (212) 486-5800.

Payments to financial advisors and their firms: Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of Portfolio shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agent, Bernstein
   LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Fund values each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2009
totaling approximately $[    ] billion (of which more than $[    ] billion
represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private
employee benefit plans (including [    ] of the nation's FORTUNE 100
companies), for public employee retirement funds in [    ] states, for
investment companies, and for foundations, endowments, banks and insurance
companies worldwide. Currently, the [    ] registered investment companies
managed by the Adviser, comprising approximately [    ] separate investment
portfolios, have approximately [    ] million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios will pay the Adviser the following fees as a percentage of net assets:

                                 Fee as a percentage of Fiscal Year
            Portfolio              Average net assets     Ending
            -------------------------------------------------------
            Overlay A                    [    ]           9/30/10
            Tax-Aware Overlay A          [    ]           9/30/10
            Overlay B                    [    ]           9/30/10
            Tax-Aware Overlay B          [    ]           9/30/10
            Tax-Aware Overlay C          [    ]           9/30/10
            Tax-Aware Overlay N          [    ]           9/30/10

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for each of the Portfolios are made by AllianceBernstein's Asset Allocation Team, which relies heavily on AllianceBernstein's growth, value and fixed-income investment teams and, in turn, the fundamental research of the AllianceBernstein's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Portfolios and each person's principal occupation during the past five years:

                                                Principal Occupation During
Employee; Length of Service; Title               the Past Five (5) Years
----------------------------------       ------------------------------------------
Seth J. Masters; since inception;        Chief Investment Officer of
Executive Vice President of the Adviser  AllianceBernstein--Defined
                                         Contribution since June 2008. Mr.
                                         Masters has been associated with the
                                         Adviser in similar capacities since prior
                                         to 2004.

Daniel J. Loewy; since inception;        Research Director and Co-Chief
Senior Vice President of the Adviser     Investment Officer - Dynamic
                                         Allocation. Mr. Loewy has been
                                         associated with the Adviser in similar
                                         capacities since prior to 2004.

Dianne F. Lob; since inception;          Chairman - Private Client Investment
Senior Vice President of the Adviser     Policy Group. Ms. Lob has been
                                         associated with the Adviser in similar
                                         capacities since prior to 2004.

Andrew Y. Chin; since inception;         Global Head of Quantitative Research.
Senior Vice President of the Adviser     Mr. Chin has been associated with the
                                         Adviser in similar capacities since prior
                                         to 2004.

Each Portfolio's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities held by the Portfolios.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.
("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.;
the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

SHAREHOLDER SERVICING FEES
AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges Class 1 shares of each Portfolio an annual fee of 0.20% of each such Portfolio's average daily assets in Class 1 shares. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by a Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by a Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Adviser, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Adviser and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

The Overlay Portfolios may distribute ordinary income dividends and/or capital gains distributions. [Any dividends paid by a Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Based on our investment objectives and strategies, we expect that, in general, [the Tax-Aware Overlay Portfolios will distribute less ordinary income dividends than the Overlay Portfolios.]

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

[A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.]

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information for the Portfolios is not yet available as the Portfolios have not commenced operations as of the date of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI [and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders] are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Adviser:

By Mail:   c/o AllianceBernstein
           1345 Avenue of the Americas
           New York, NY 10105

By Phone:  212-486-5800

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

On the Internet:  www.sec.gov

You also may find these documents and more information about the Adviser and the Funds on the Internet at:
www.bernstein.com.

                 Fund                             SEC File No.
                 ---------------------------------------------
                 Sanford C. Bernstein Fund, Inc.   811-05555

Privacy Notice:

[TBD]

                        SANFORD C. BERNSTEIN FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105
                                (212) 756-4097

                Preliminary Statement of Additional Information
                                 [DATE], 2010
                             Subject to Completion

   The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

   This Statement of Additional Information ("SAI") relates to the following six series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"): the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio, that each offer an Advisor Class and Institutional Class. Each series is referred to as a "Portfolio" in this SAI.

                              OVERLAY PORTFOLIOS

Overlay A                              Tax-Aware Overlay B

Tax-Aware Overlay A                    Tax-Aware Overlay C

Overlay B                              Tax-Aware Overlay N

   The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor's complete investment program. The Portfolios are NOT designed to be used as stand-alone investments. The Portfolios should be considered for a portion of an overall investment program managed by Bernstein and not as a balanced investment program.

   This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated [DATE], 2010, as it may be amended and/or supplemented from time to time. Copies of the Portfolios' Prospectus may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

   Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FUND HISTORY..............................................................   1
INVESTMENT STRATEGIES AND RELATED RISKS...................................   1
INVESTMENT RESTRICTIONS...................................................  24
INVESTMENTS...............................................................  26
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES................  50
MANAGEMENT OF THE FUND....................................................  57
NET ASSET VALUE...........................................................  64
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  67
PURCHASE AND REDEMPTION OF SHARES.........................................  71
CODE OF ETHICS AND PROXY VOTING PROCEDURES................................  74
TAXES.....................................................................  75
CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM AND FINANCIAL STATEMENTS................................  84
DESCRIPTION OF SHARES.....................................................  85
APPENDIX A................................................................ A-1
APPENDIX B................................................................ B-1

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

   Each of the Portfolios is diversified. The term "net assets," as used in this SAI, means net assets plus any borrowings.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio's sections of the Prospectus entitled "Investment Objective Information," "Fees and Expenses of the Portfolio," "Principal Strategies," "Principal Risks," and "Bar Chart Performance Information," as well as the section entitled "Additional Information About Principal Investment Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

General Investment Policies--Fixed-Income Investments

   None of the Tax-Aware Overlay B, Tax-Aware Overlay C or Tax-Aware Overlay N Portfolios will purchase a security or commercial paper rated less than BAA by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparably poor quality. The Overlay A, Tax-Aware Overlay A and Overlay B Portfolios may invest in securities rated CCC by Standard & Poor's and Fitch, or Caa or Moody's. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   The Overlay A, Tax-Aware A and Overlay B Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Specific Investment Policies of Certain Portfolios

  The Tax-Aware Overlay B, C and N Portfolios

   The Tax-Aware Overlay B, C and N Portfolios may invest significantly in "municipal securities." "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

   Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

  The Tax-Aware Overlay B Portfolio

   The Tax-Aware Overlay B Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Portfolio is not appropriate for tax-exempt investors under normal market conditions.

  Tax-Aware Overlay C Portfolio

   To obtain direct fixed-income exposure, the Tax-Aware Overlay C Portfolio may invest in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from the California

State income tax ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Because the Portfolio focuses its direct investments in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The Portfolio is not appropriate for tax-exempt investors under normal market conditions. Moreover, because the the Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

  Tax-Aware Overlay N Portfolio

   To obtain direct fixed-income exposure, the Tax-Aware Overlay N Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from the New York State income tax ("New York Municipal Securities"). The income from these securities is exempt from federal and New York personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Because the Portfolio focuses its direct investments in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The Portfolio is not appropriate for tax-exempt investors under normal market conditions Moreover, because the Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, such Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

  (Tax-Aware Overlay C and N Portfolios)

   The Tax-Aware C and N Portfolios may invest in the Municipal Securities of California and New York, respectively. The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. [However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by a Portfolio, the minimum rating(s) described above under
[      ]. See also Appendix A: "Description of Corporate and Municipal Bond
Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   [The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on [October 28, 2008 (as supplemented December 23, 2008) with respect to New York and an Official Statement dated October 16, 2008] with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete.] The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to a Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

CALIFORNIA [TO BE UPDATED]

   The following is based on information obtained from an Official Statement, dated [October 16, 2008, relating to $5,000,000,000 State of California 2008-09] Revenue Anticipation Notes, Series A-1 and Series A-2 (the "Official Statement").

  Constitutional Limits on Spending and Taxes

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the [2008 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $58.963 billion and $65.159 billion under the Appropriations Limit in fiscal years 2007-08 and 2008-09, respectively.]

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

  State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   [As of September 1, 2008, the State had outstanding $57,610,679,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $56,823,816,000 of long-term general obligations bonds.]

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,272,215,000 billion of variable rate general obligation bonds, representing about 10.9% of the State's total outstanding general obligation bonds as of September 1, 2008.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $7,787,599,008 General Fund-supported lease-purchase debt outstanding as of September 1, 2008. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State plans to issue $7.0 billion of RANs in fiscal year 2008-09 in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.]

  The Budget Process

   The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the

Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

  Current Fiscal Year Budget

   [The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

   The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provides a modest reserve of $1.7 billion this year, but projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes a budget reform measure which, if approved by the voters, puts California on the path to fiscal stability and avoids borrowing from local governments or transportation funds.

   Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve.

   The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2008 and 2009. In the 2008-09 May Revision, the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009, with the state's unemployment rate increasing in both years.

   The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures.

   Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3% in the first eight months of 2008, up from 4.5% in the same months of 2007.

   Consumer spending increased by just 1.4% in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.

   The State Controller has reported that revenues for the month of September 2008 from the major sources (personal income tax, sale and use tax and corporation tax) were approximately $814 million below projections (and a total of $1.1 billion below projections for the first three months of the fiscal year). Based on a preliminary review of revenue receipts and other factors through the month of September, the Department of Finance believes there are indications that General Fund budgetary revenues could be adjusted downward by $3 billion in 2008-09. An update of the 2008-09 revenues will be prepared in connection with the release of the 2009-10 Governor's Budget in January 2009. Given the potential budgetary gap that may result from these revenue declines, the Governor is actively considering various options to address the State's fiscal situation.]

   [SUMMARIZE FISCAL YEAR 2008-2009]

  Fiscal Year 2007-08

   The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

   Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

  Fiscal Year 2006-07

   The 2006 Budget Act was adopted by the legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

   Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7% of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

   Subsequently, the 2007-08 May Revision projected that the State would end fiscal year 2006-07 with a total reserve of $3.6 billion. The 2007 Budget Act projected that the State will have a total reserve of $4.1 billion at June 30, 2007, an increase of $1.6 billion compared with 2006 Budget Act estimates.

  Economic Overview

   [The State of California is by far the most populous state in the nation, almost 60% larger that then second-ranked state, according to the 2008 U.S. Census. The State's July 1, 2007 population or about 37.8 million represented over 12% of the total United States population.]

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. [Much like the national picture, economic growth in the state slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the state rising to 7.7% in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the state. As of mid-2008, it appears the housing market has still not reached the bottom, and economic growth in the state is expected to remain slow in the remainder of 2008 and 2009.

   In 2007, per capita personal income in California averaged $41,580, compared to $38,611 for the nation. The unemployment rate in 2007 was 5.4%, compared to 4.6% for the nation. The trade, transportation and utilities sector represented the largest component (19.2%) of California's non-farm workforce, followed by federal, state and local government (16.4%), professional and business services (14.9%), educational and health services (11.0%) and leisure and hospitality (10.2%).]

  Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

  Insurance Feature

   The insurance feature is generally described in the Prospectus under "Description of the Portfolios--Principal Policies--Insured Bonds.

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), a separately capitalized member of the Dexia Group, a group of European financial services companies; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); Assured Guaranty Corp. (formerly, ACE Guaranty Corp.) ("AGC"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, FSA, ACA, Radian, XLCA, CIFG NA, AGC and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2008, MBIA, Inc. had total assets of $37.652 billion, and total liabilities of $35.029 billion. The address of MBIA is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2008, FGIC and its subsidiaries had total assets of $5.778 billion and total liabilities of $5.254 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2008, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $20.433 billion and total liabilities of $21.320 billion. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

   FSA. FSA is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2008, FSA Holdings and its subsidiaries had, on a consolidated basis, total assets of $25.049 billion and total liabilities of $25.676 billion. The registered office of FSA is located at 31 West 52/nd/ Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of September 30, 2008, ACA had assets of $.550 billion and total liabilities of $.073 billion. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

   Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2008, Radian had total assets of $2.378 billion and total liabilities of $1.448 billion. Radian's principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

   XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2008, XL Capital Ltd. had consolidated assets of $50.781 billion and total liabilities of $42.119 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of June 30, 2008, CIFG NA had total assets of $.426 million and total liabilities of $.307 billion. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.

   AGC. AGC is domiciled in the State of Maryland and is a principal operating subsidiary of Assured Guaranty Ltd., a Bermuda-based holding company whose shares are traded on the New York Stock Exchange. AGC is licensed in 50 states, the District of Columbia and the Commonwealth of Puerto Rico. As of September 30, 2008, AGC had total assets of $1.794 billion and total liabilities of $1.767 billion. The address of AGC is 1325 Avenue of the Americas, New York, New York 10019.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department.

As of September 30, 2008, Berkshire Hathaway Inc. had total assets of $281.729 billion and total liabilities of $157.225 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.

NEW YORK [TO BE UPDATED]

   The following is based on information obtained from the Annual Information Statement of the State of New York, dated [May 12, 2008, and the Updates to the Annual Information Statement dated August 6 and October 28, 2008 (as supplemented December 23, 2008).]

  Debt Reform Act of 2000

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

   [Debt outstanding and debt service costs for the 2008-09 fiscal year and the entire five-year forecast period through 2012-13 are projected by DOB to be within the Debt Reform Act's statutory caps.]

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   [The amount of general obligation bonds issued in the 2007-08 fiscal year (excluding refunding bonds) was $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion.

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The Enacted Budget Financial Plan projects that about $457 million in general obligation bonds will be issued in 2008-09.]

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. [The Enacted Budget Financial Plan projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.]

  New York Local Government Assistance Corporation

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

  State Authorities

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2007, there were 19 Authorities that had aggregate outstanding debt of $134 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up

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deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

  Certificates of Participation

   The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State PIT Revenue Bonds will be used to finance the acquisition of equipment under this program in 2008-09.

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  Current Fiscal Year

   The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   [As reported in the Second Quarterly Update (as supplemented December 23,
2008), DOB has projected General Fund budget gaps of $1.7 billion in 2008-09, and $13.7 billion in 2009-10. The budget gap projected for 2009-10 is the largest ever faced by the State as measured in absolute dollars.]

   [ADD 2008-2009 FISCAL YEAR]

  2007-08 Fiscal Year

   The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance the discretionary grants from Community Projects Fund ($13 million).

   The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ("CRF") ($21 million), the Community Projects Fund ("CPF") ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

   General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

  2006-07 Fiscal Year

   DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

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   The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the CRF ($21 million), and the CPF ($278 million). The closing balance also included $1.7 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

  2005-06 Fiscal Year

   DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

   The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (after a $72 million deposit at the close of 2005-2006), the CRF ($21 million), and the CPF ($251 million). The closing balance also included $2.0 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 billion. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

  Economic Overview

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the

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State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2007, the State unemployment rate was 4.5%, compared to 4.6% for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2007, New York per capita personal income was $47,385, compared by $38,611 for the nation as a whole.

  Recent Developments

   In DOB's view, the economic damage from the global financial crisis, even if it has been successfully contained, which is by no means certain, will be severe and long-lasting.

   In New York, the impact of the crisis is expected to have grave consequences for the State's financial services sector, one of the principal sources of State tax revenues. Layoffs in this sector alone are now expected to total approximately 45,000 positions as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. [DOB now estimates that finance and insurance sector bonuses will fall 43% for the 2008-09 bonus season and another 21% for 2009-10, representing larger declines

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than were seen in the aftermath of September 11th. Declining employment and bonuses will have negative implications for overall income growth as well. New York State wages are now projected to fall 1.8% in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0%, following growth of 2.7% for 2008.

   But the damage is not limited to Wall Street. Statewide, DOB is forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. Statewide employment is now expected to fall 1.5% for 2009, with private sector jobs projected to decline 1.7%, following growth of 0.2% for both total and private employment for 2008.

   The State's financial position is expected to be severely affected by the global financial crisis. In the current year, DOB now projects a General Fund budget gap of $1.7 billion for 2008-09, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update.

   The projected budget gaps for 2009-10 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. DOB now projects a General Fund budget gap of $13.7 billion in 2009-10, an increase of $7.4 billion from the First Quarterly Update and $1.2 billion from the Second Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State's tax base. The increase in the 2009-10 budget gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions that have not agreed to new contracts in the current round of bargaining.

   In DOB's view, the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combine to provide compelling evidence for further reducing General Fund receipts forecast over the Plan period. The impact of the recession on tax collections is expected to begin to register in the high-tax collection months over the remainder of the fiscal year, and especially in the final quarter. DOB has lowered the estimate of General Fund tax receipts by $492 million in the current year and $1.6 billion in 2009-10.]

  New York City

   The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide New York City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which New York City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

  Other Localities

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of

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

any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's [2008-09] fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

  Litigation

   The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the [2008-09] fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced [2008-09 State Financial Plan. The State believes that the proposed 2008-09 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2008-09 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2008-09 State Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-09 State Financial Plan.]

General Investment Policies--Equity Investments

   The Portfolios may invest in equity securities of established domestic and foreign companies, including securities of both large and small emerging market companies. All Portfolios may obtain equity exposure either by investing directly in equity securities or through derivatives.

   Additional Risks of Investing in Emerging Markets. As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market."

   General Investment Policies

   The securities markets in many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices. Some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolios do not calculate net asset value ("NAV"). As a result, the NAV of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.]

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   Investing in securities of companies in emerging-market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

   Investment Restrictions

   Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolios.

   Possibility of Theft or Loss of Assets

   Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolios against loss or theft of its assets. By way of example and without limitation, the Portfolios could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

   Settlement and Brokerage Practices

   Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of the Portfolios security or, if the Portfolios has entered into a contract to sell the security, could result in possible liability to the purchaser.

   Less Sophisticated Regulatory and Legal Framework

   In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolios may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolios in particular securities.

   The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

   Less Accurate Information on Companies and Markets

   Some of the foreign securities held by the Portfolios will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, may generally be less publicly available information concerning foreign issuers of securities held by the Portfolios than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   Below Investment-Grade Bonds

   Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

   While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

   The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolios' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

   Social, Political and Economic Instability

   Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries;
(v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

   Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios' assets.

   The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that a Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

   Currency Transactions

   The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   As a matter of fundamental policy, each Portfolio may not:

      (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

      (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

      (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; or

      (f) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

   As a fundamental policy, the Portfolios are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios' assets consist of:

   .   Cash or cash items;

   .   Government securities;

   .   Securities of other investment companies; and

   . Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

  Non-Fundamental Investment Policy

   The following is a description of an operating policy that each Portfolio has adopted but that is not fundamental and is subject to change without shareholder approval.

   [The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.]

                                  INVESTMENTS

   Each Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments ("Derivatives"), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Portfolios, AllianceBernstein L.P. ("Manager") will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio's asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

   Each Portfolio may invest in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Portfolios may obtain equity exposure by investing in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and Derivatives. The extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. The following information about the Portfolios' investment polices and practices supplements the information set forth in the Prospectus.

Mortgage-Related Securities

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   [On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.]

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   [The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.]

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolio may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Portfolios' assets that are invested in Municipal Securities. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Tax-Aware Overlay B, C and N Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolio's investment objectives and policies would be reevaluated.

Private Placements

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "Securities Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Loan Participations and Assignments

   The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A

Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Foreign (Non-U.S.) Fixed-Income Securities

   Each of these Portfolios may invest in foreign fixed-income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities.

Warrants

   The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

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Bank Obligations

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

   The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities of U.S. and foreign issuers. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and,

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therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances--e.g., when a direct investment in securities in a particular country cannot be made--the Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

   A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

   The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction may be created.

      Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" it position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

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      When a Portfolio sells a futures contract, the Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the futures contract or, in the case of an index futures contract, a portfolio with estimated volatility substantially similar to that of the index on which the futures contract is based. In addition, a Portfolio may hold a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio or at a higher price if an amount equal to the difference is earmarked or segregated with the custodian.

      For cash-settled futures contracts, a Portfolio may cover the open position by segregating or "earmarking" liquid assets in an amount equal to the Portfolio's daily mark-to-market (net) obligation (or the Portfolio's net liability), if any, rather than the market value of the futures contract. By doing so, a Portfolio will be able to use these contracts to a greater extent than if the Portfolio were required to segregate or "earmark" asset equal to the full market value of the futures contract.

      Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      If a Portfolio writes a call option on a security or index, it may "cover" its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security upon conversion or exchange of other securities held by the Portfolio, or by segregating or "earmarking" liquid assets in an amount equal to the market value of the security or index underlying the option. A call option written by a Portfolio is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in liquid segregated or "earmarked" assets. A put option on a security or index written by a Portfolio is covered if the Portfolio segregates or "earmarks" liquid assets equal to the exercise price. A written put option is also covered of the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written, provided the difference is maintained by the Portfolio in liquid segregated or "earmarked" assets.

      Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. A Portfolio's current obligations under a swap agreement will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or "earmarking" liquid assets equal to the Portfolio's obligations under the swap agreement.

      Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty

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   following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount. A Portfolio's obligations under a credit default swap will be accrued daily, offset by any amounts owing to the Portfolio. When a Portfolio is a buyer, the Portfolio will segregate or "earmark" liquid assets, or enter into offsetting positions with a value at least equal to, any accrued but unpaid net amounts owed by the Portfolio to a counterparty, marked to market daily. When a Portfolio is a seller, the Portfolio will segregate or "earmark" liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio).

      Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

       . Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

       . Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

       . Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

       . Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

       . Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

       . Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

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      Use of Options, Futures, Forwards and Swaps by a Portfolio.

      --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

      If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

      A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

      The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

      --Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has

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   written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

      A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

      A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities.

      --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or

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   if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

      The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

      --Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize

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   no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

      Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

      --Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in

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   part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

      A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

      Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

      Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

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

      A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

      --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

      The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

      --Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

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

      --Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      --Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Manager may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).

      --Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio also may invest in interest rate transaction futures. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties deemed creditworthy by the Manager.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

      --Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

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

      Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

      The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

      International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

      A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

  Forward Commitments and When-Issued and Delayed Delivery Securities

      Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio

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

   assumes the rights and risks of ownership of the security, and a Portfolio does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio is this manner may increase the Portfolio's volatility of returns. The Portfolio will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's purchase commitments.

      The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Manager were to forecast incorrectly the direction of exchange rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

      At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

      Purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Reverse Repurchase Agreements

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

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   Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest on other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio's shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under
Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

   Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Forward Currency Exchange Contracts

   A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

   The Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under "Foreign Currency Transactions."

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

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   If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

   The Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

   The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

Foreign Currency Transactions

   The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will earmark or segregate, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Special Risk Considerations for Lower-Rated Securities

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

[Lending Portfolio Securities

   Each Portfolio may lend Portfolio securities. Each of the Portfolios may lend up to 30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.]

Industry Classification

   In determining industry classifications, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or
(2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                               NUMBER OF
                                                              PORTFOLIOS
                                                              IN THE FUND
                                        PRINCIPAL               COMPLEX            OTHER
NAME, ADDRESS,*                   OCCUPATION(S) DURING        OVERSEEN BY    DIRECTORSHIPS HELD
AGE (YEAR ELECTED**)               THE PAST FIVE YEARS        THE DIRECTOR    BY THE DIRECTOR
--------------------         -------------------------------- ------------  ---------------------
INTERESTED DIRECTOR***

Marilyn G. Fedak             Vice Chair of Investment             18        None
1345 Avenue of the Americas  Services for the Manager, with
New York, NY 10105           which she has been associated
63                           since prior to 2005.
(2007)

-------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Chairman of the Board        President of Cedar Lawn              18        Cedar Lawn
Thomas B. Stiles II # 69     Corporation (cemetery).                        Corporation
(2003)                       Formerly, Managing Director,
                             Senior Portfolio Manager and
                             Director of Investment Strategy
                             of Smith Barney Asset
                             Management from 1997 until
                             his retirement in 1999. Prior
                             thereto, Chairman and Chief
                             Executive Officer of
                             Greenwich Street Advisors
                             from 1988-1997 and Executive
                             Vice President and Director of
                             E.F. Hutton Group from 1982-
                             1987.

-------------------------------------------------------------------------------------------------
Irwin Engelman #^+           Business Consultant. Formerly,       18        WellGen, Inc.
75                           he was Executive Vice                          (biotechnology); and
(2000)                       President and Chief Financial                  eMagin Corporation
                             Officer, YouthStream Media                     (information
                             Networks; Vice Chairman and                    technology)
                             Chief Administrative Officer,
                             Revlon, Inc., and Executive
                             Vice President and Chief
                             Financial Officer, MacAndrews
                             & Forbes Holdings, Inc. since
                             prior to 2005.

                                                          NUMBER OF
                                                         PORTFOLIOS
                                                         IN THE FUND
                                  PRINCIPAL                COMPLEX              OTHER
NAME, ADDRESS,*             OCCUPATION(S) DURING         OVERSEEN BY     DIRECTORSHIPS HELD
AGE (YEAR ELECTED**)         THE PAST FIVE YEARS         THE DIRECTOR      BY THE DIRECTOR
--------------------  ---------------------------------- ------------  ------------------------
Bart Friedman #+      Senior Partner at Cahill Gordon        18        The Brookings
65                    & Reindel LLP (law firm)                         Institution; Lincoln
(2005)                since prior to 2005.                             Center for the
                                                                       Performing Arts; The
                                                                       Mountain School of
                                                                       Milton Academy; and
                                                                       Allied World
                                                                       Assurance Holdings

-----------------------------------------------------------------------------------------------
William Kristol #+    Editor, The Weekly Standard            18        Manhattan Institute;
57                    since prior to 2005; He is also a                John M. Ashbrook
(1994)                Fox News Contributor.                            Center for Public
                                                                       Affairs at Ashland
                                                                       University; The
                                                                       Salvatori Center at
                                                                       Claremont McKenna
                                                                       College; The Shalem
                                                                       Foundation; and the
                                                                       Institute for the Study
                                                                       of War

-----------------------------------------------------------------------------------------------
Donald K. Peterson #  Formerly, Chairman and Chief           18        Worcester Polytechnic
60                    Executive Officer, Avaya Inc.                    Institute; Overseers of
(2007)                (communications) (January                        the Amos Tuck School
                      2002-September 2006);                            of Business
                      President and Chief Executive                    Administration;
                      Officer, Avaya Inc. (October                     Teachers Insurance &
                      2000-December 2001); Chief                       Annuity Association of
                      Financial Officer, Lucent                        America; and
                      Technologies (1996-February                      Committee for
                      2000); President, Enterprise                     Economic
                      Systems Group (February                          Development
                      2000-September 2000); Chief
                      Financial Officer, AT&T,
                      Communications Services
                      Group (1995-1996); President,
                      Nortel Communications
                      Systems, Inc. (1994-1995).
                      Prior thereto he was at Nortel
                      from 1976-1995.

                                                        NUMBER OF
                                                       PORTFOLIOS
                                                       IN THE FUND
                                 PRINCIPAL               COMPLEX           OTHER
NAME, ADDRESS,*            OCCUPATION(S) DURING        OVERSEEN BY   DIRECTORSHIPS HELD
AGE (YEAR ELECTED**)        THE PAST FIVE YEARS        THE DIRECTOR   BY THE DIRECTOR
--------------------  -------------------------------- ------------  -------------------
Rosalie J. Wolf #+    Managing Partner, Botanica           18        TIAA-CREF; and
68                    Capital Partners LLC, and also                 North European Oil
(2000)                Member of Brock Capital                        Royalty Trust
                      Group LLC, Member of the
                      Investment Committee of the
                      Board at the David and Lucile
                      Packard Foundation. Formerly,
                      she was a Managing Director at
                      Offit Hall Capital Management
                      LLC from January 2001
                      through 2003. From 1994-2000
                      she was Treasurer and Chief
                      Investment Officer of The
                      Rockefeller Foundation. Earlier
                      she held financial executive
                      positions with International
                      Paper Company, Bankers
                      Trust, and Mobil Oil
                      Corporation.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** There is no stated term of office for the Fund's Directors.
***Ms. Fedak, is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.
#  Member of the Fund's Audit Committee and Independent Directors Committee.
^  Member of the Fund's Fair Value Pricing Committee.
+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The Fund's Board of Directors has four standing committees of the Board--an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.

These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal year.

   The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") owned by each Director, if any, as of January 2, 2010.

Share Ownership and Compensation

   The following tables set forth the dollar range of shares beneficially owned by each Director in the Portfolios and other portfolios of the Fund as of December 31, 2009.

                                                                                            Aggregate Dollar
                                                                                             Range of Equity
                                                                                            Securities in All
                             Dollar Range of Equity Securities in the Portfolios*         Registered Investment
                      -------------------------------------------------------------------  Companies Overseen
                      Overlay A  Tax-Aware  Overlay B  Tax-Aware   Tax-Aware   Tax-Aware   by Director in Fund
Name                  Portfolio A Portfolio Portfolio B Portfolio C Portfolio N Portfolio       Complex**
----                  --------- ----------- --------- ----------- ----------- ----------- ---------------------
Interested Director:
Marilyn G. Fedak.....    $0         $0         $0         $0          $0          $0
Disinterested
  Directors:
Irwin Engelman.......    $0         $0         $0         $0          $0          $0
Bart Friedman........    $0         $0         $0         $0          $0          $0
William Kristol......    $0         $0         $0         $0          $0          $0
Donald K. Peterson...    $0         $0         $0         $0          $0          $0
Thomas B. Stiles II..    $0         $0         $0         $0          $0          $0
Rosalie J. Wolf......    $0         $0         $0         $0          $0          $0

--------
*  The Portfolios were not yet in operation as of December 31, 2009.
** As of [      ], the Sanford C. Bernstein Fund consisted of U.S. Government
   Short Duration, Intermediate Duration, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration Plus, Emerging Markets, Tax-Managed International and International Portfolios.

   [As of January 2, 2010, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940
Act) the Manager or the Fund's distributor.]

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                           Total Number of
                                                             Investment         Total Number of
                                                          Companies in the   Investment Portfolios
                                                            Alliance Fund     within the Alliance
                                            Total        Complex, Including      Fund Complex
                          Aggregate      Compensation       the Fund, as         Including the
                         Compensation from the Alliance     to which the       Fund, as to which
                           from the     Fund Complex,       Director is a      the Director is a
Name of Director         Portfolios*  Including the Fund Director or Trustee Director or Trustee**
----------------         ------------ ------------------ ------------------- ---------------------
Marilyn G. Fedak........      $0             [$--]                1                   18
Irwin Engelman..........      $0             [$--]                1                   18
Bart Friedman...........      $0             [$--]                1                   18
William Kristol.........      $0             [$--]                1                   18
Donald K. Peterson......      $0             [$--]                1                   18
Thomas B. Stiles II.....      $0             [$--]                1                   18
Rosalie J. Wolf.........      $0             [$--]                1                   18

--------
* The Portfolios were not yet in operation as of December 31, 2009. Under current compensation arrangements, it is estimated that the Directors will receive the following compensation from the Portfolios: Ms. Fedak, None;
   Mr. Engelman, $[ ]; Mr. Friedman, $[ ]; Mr. Kristol, $[ ]; Mr. Peterson, $[ ]; Mr. Stiles, $[ ]; and Ms. Wolf, $[ ].
** As of [      ], the Sanford C. Bernstein Fund consisted of U.S. Government
   Short Duration, Intermediate Duration, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration Plus, Emerging Markets, Tax-Managed International and International Portfolios.

As of January 2, 2010, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolios.

Officer Information

   Certain information concerning the Fund's officers is set forth below.

                                                                               PRINCIPAL OCCUPATION DURING LAST 5
NAME AND ADDRESS* AND AGE                   POSITION(S) HELD WITH FUND                        YEARS
-------------------------              -------------------------------------  -------------------------------------
Marilyn G. Fedak, 63                   President                              See biography above.

Philip L. Kirstein, 64                 Senior Vice President and Independent  Senior Vice President and Independent
                                       Compliance Officer                     Compliance Officer of the
                                                                              AllianceBernstein Funds, with which
                                                                              he has been associated since October
                                                                              2005. Prior thereto, he was Of
                                                                              Counsel to Kirkpatrick & Lockhart,
                                                                              LLP (law firm) from October 2003 to
                                                                              October 2004, and General Counsel of
                                                                              Merrill Lynch Investment Managers,
                                                                              L.P. since prior to 2005.

Emilie Wrapp, 54                       Secretary                              Senior Vice President, Assistant
                                                                              General Counsel and Assistant
                                                                              Secretary of AllianceBernstein
                                                                              Investments, Inc. ("ABI"),** with
                                                                              which she has been associated since
                                                                              prior to 2005.

Joseph J. Mantineo, 50                 Treasurer and Chief Financial Officer  Senior Vice President of
                                                                              AllianceBernstein Investor Services,
                                                                              Inc. ("ABIS")** with which he has
                                                                              been associated since prior to 2005.

--------
* The address for each of the Fund's officers is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   The Manager is a leading global investment management firm supervising
client accounts with assets as of [          ], 2009, totaling approximately
$[      ] billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of [          ], 2009, AXA, a societe anonyme organized under the laws of
France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately [1.6]% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

   As of [          ], 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                       AXA and its subsidiaries. [63.6]%
                       Holding.................. [34.4]
                       Unaffiliated holders.....  [2.0]
                                                 -----
                                                 100.0%
                                                 =====

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate [--]% economic interest in the Manager as of June 30, 2010.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement"); AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   The Management Agreement became effective on [      ]. The Management
Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party,
at a meeting called for that purpose and held on [      ]. At a meeting held on
[      ], a majority of the outstanding voting securities of each Portfolio approved the Management Agreement.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

                        Annual Percentage of Average Daily Net Assets of Each
Portfolio                                     Portfolio
---------              -------------------------------------------------------
Overlay A Portfolio
Tax-Aware A Portfolio
Overlay B Portfolio
Tax-Aware B Portfolio
Tax-Aware C Portfolio
Tax-Aware N Portfolio

   The Portfolios have not accrued or paid investment management fees accrued to AllianceBernstein because the Portfolios have not yet commenced operations.

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein's duties in this regard may be delegated. AllianceBernstein has delegated some of such duties to AllianceBernstein Investor Services, Inc. ("ABIS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of AllianceBernstein. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

   Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the "Distributor") of each Portfolio's shares.

  Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2009, AllianceBernstein employees had approximately [$--] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios are made by the Asset Allocation Team. The four investment professionals1 on the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Andrew Y. Chin, Dianne F. Lob, Daniel J. Loewy and Seth J. Masters. For additional information about the portfolio management of the Portfolios, see "Fund Management" in the Portfolios' Prospectus.

   The aforementioned individuals did not own shares in the Portfolios' securities because the Portfolios were not yet in operation as of [--].

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [ ].

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                      Number of     Total Assets of
                     Total                            Registered       Registered
                   Number of                          Investment       Investment
                   Registered    Total Assets of      Companies        Companies
                   Investment Registered Investment  Managed with     Managed with
                   Companies    Companies Managed    Performance-  Performance-based
Portfolio Manager   Managed       (in millions)       based Fees   Fees (in millions)
-----------------  ---------- --------------------- -------------  ------------------
Andrew Y. Chin.... [        ]   $[              ]   [            ]   $[            ]
Dianne F. Lob..... [        ]   $[              ]   [            ]   $[            ]
Daniel J. Loewy... [        ]   $[              ]   [            ]   $[            ]
Seth J. Masters... [        ]   $[              ]   [            ]   $[            ]

                       OTHER POOLED INVESTMENT VEHICLES

                     Total                      Number of Pooled  Total Assets of
                   Number of                       Investment    Pooled Investment
                     Pooled    Total Assets of  Vehicles Managed Vehicles Managed
                   Investment Pooled Investment       with       with Performance-
                    Vehicles  Vehicles Managed    Performance-      based Fees
Portfolio Manager   Managed     (in millions)      based Fees      (in millions)
-----------------  ---------- ----------------- ---------------- -----------------
Andrew Y. Chin.... [        ] $[              ]  [            ]   $[            ]
Dianne F. Lob..... [        ] $[              ]  [            ]   $[            ]
Daniel J. Loewy... [        ] $[              ]  [            ]   $[            ]
Seth J. Masters... [        ] $[              ]  [            ]   $[            ]

                                OTHER ACCOUNTS

                     Total                          Number of Other  Total Assets of
                   Number of                           Accounts      Other Accounts
                     Other    Total Assets of Other  Managed with   with Performance-
                   Accounts     Accounts Managed     Performance-      based Fees
Portfolio Manager   Managed       (in millions)       based Fees      (in millions)
-----------------  ---------  --------------------- --------------- -----------------
Andrew Y. Chin.... [        ]   $[              ]    [            ]  $[            ]
Dianne F. Lob..... [        ]   $[              ]    [            ]  $[            ]
Daniel J. Loewy... [        ]   $[              ]    [            ]  $[            ]
Seth J. Masters... [        ]   $[              ]    [            ]  $[            ]

--------
1 Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

  Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

  Portfolio Manager Compensation

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Manager expects that all deferred awards will be in the form of the Manager's publicly traded equity securities.2

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.
--------
2 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager's Master Limited Partnership Units.

                                NET ASSET VALUE

   NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Portfolio business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any

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developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

   (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

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

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

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                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions

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

are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

   Allocations are made by the officers of the Fund or of the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

   Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

Disclosure of Portfolio Holdings

   The Fund believes that the ideas of AllianceBernstein's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   AllianceBernstein has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on

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

the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   AllianceBernstein may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to AllianceBernstein's employees and affiliates that provide services to the Fund. In addition, AllianceBernstein may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios' by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. AllianceBernstein does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may AllianceBernstein or its affiliates receive any consideration or compensation for disclosing the information.

   AllianceBernstein has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in AllianceBernstein's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios' shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of AllianceBernstein or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. AllianceBernstein reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with AllianceBernstein's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, AllianceBernstein will promptly terminate the disclosure arrangement.

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

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Fund's regulatory filings; (iii) the Custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

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                       PURCHASE AND REDEMPTION OF SHARES

   Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

   [The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period.] If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

   In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

   Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

   Risks Associated With Excessive or Short-Term Trading Generally. While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among

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

international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

   Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    . Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    . Account Blocking Procedures. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

    . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers,

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

      dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

    . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

   Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

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                  CODE OF ETHICS AND PROXY VOTING PROCEDURES

   The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

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                                     TAXES

   The Fund intends each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things,
(i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and
(ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in (i) securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, (ii) securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or (iii) in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

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   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare and pay investment income dividends and capital gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Portfolios (which generally will be exempt from federal income tax to the extent discussed below). For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

   To a limited extent, the Tax-Aware Overlay N Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. To a limited extent, the Tax-Aware Overlay C Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. Tax-Aware Overlay B Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax)

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and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will comply with the requirement of Code
Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.]

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Portfolio that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a

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"substantial user" of a facility financed by such bonds, or a "related person"
thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or
(ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   The U.S. Supreme Court recently ruled that states may differentially tax interest on in-state and out-of-state municipal obligations.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

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   The Portfolios may make one or more of the elections available under the
Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income. The tax treatment of many types of credit default swaps is uncertain.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property"

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has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the Portfolios each qualifies as a regulated investment company and more than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from Real Estate Investment Trusts ("REITs"), [REMICs,] taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities;

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(2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be

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subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S.
shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio's assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   Disposition of Portfolio shares by foreign shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

   The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

   Provided that 50% or more of the value of a Portfolio's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder's shares of the Portfolio will cause the Portfolio to recognize gain. If a Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio's adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

   For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Portfolio's "qualified net interest income" (generally, a Portfolio's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio's "qualified short-term capital gains" (generally, the excess of a Portfolio's net short-term capital gain over the Portfolio's long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

   For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as "short-term capital gains dividends" or "long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

       CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM AND FINANCIAL STATEMENTS

   [NAME AND ADDRESS], is the Custodian and Accounting Agent for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

   The law firm of [NAME AND ADDRESS], acts as counsel to the Fund.

   [NAME AND ADDRESS], has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The financial statements of the Fund for the fiscal year end are not available because the Portfolios have not yet commenced operations.

                             DESCRIPTION OF SHARES

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder's account is less than $1,000.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   The Portfolios have not commenced operations as of the date of this SAI. The Manager does not know of any persons who own of record or beneficially 5% or more of any class of the Portfolios' shares.

                                  APPENDIX A

Description of Corporate and Municipal Bond Ratings

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

  Standard & Poor's3

   AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

   A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

   CI The rating CI is reserved for income bonds on which no interest is being paid.

   D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

  Fitch4

   A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

   Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

   AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

   AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.
--------
3  Reprinted from Standard & Poor's Bond Guide
4  As provided by Fitch Ratings, Inc.

   A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

   BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

   BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

   B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

   CCC Identifiable characteristics which, if not remedied, may lead to default.

   CC Minimal protection, default in payment of interest and or principal seems probable over time.

   C Bonds are in imminent default in payment of interest or principal.

   DDD Bonds are in default on interest and or principal and are extremely speculative.

   DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

   Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

  Moody's5

   Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

   Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
--------
5  Reprinted from Moody's Bond Record and Short Term Market Record

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

  Standard & Poor's6

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

   A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B Issues rated "B" are regarded as having only speculative capacity for timely payment.

   C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  Fitch7

   Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.
--------
6  Reprinted from Standard & Poor's Bond Guide
7  As provided by Fitch Ratings, Inc.

   F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

   F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

   F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

   F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

   F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

   D Default, actual or imminent payment default.

  Moody's8

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

   P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

  Standard & Poor's9

   SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
--------
8  Reprinted from Moody's Bond Record and Short Term Market Record
9  Reprinted from Standard & Poor's Bond Guide

   SP-2 Satisfactory capacity to pay principal and interest.

   SP-3 Speculative capacity to pay principal and interest.

  Moody's

   MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

   MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

   SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  Fitch10

   Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

   F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

   F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

   F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

   F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

   F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

   D Default, actual or imminent payment default.
--------
10 As provided by Fitch Ratings, Inc.

                                  APPENDIX B

      [LOGO]
ALLIANCEBERNSTEIN

                               -----------------

                                  Firm Policy

                               -----------------

                   Statement of Policies and Procedures for
                                 Proxy Voting

                               -----------------

1. Introduction

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.Corporate Governance

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

   2.2.Elections of Directors

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

   2.3.Appointment of Auditors

       AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

   2.4.Changes in Legal and Capital Structure

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.Corporate Restructurings, Mergers and Acquisitions

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.Proposals Affecting Shareholder Rights

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.Anti-Takeover Measures

       AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

   2.9.Social and Corporate Responsibility

       AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

   3.1.Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2.Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
       (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;
       (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3.Proxies of Certain Non-US Issuers

       Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4.Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.5.Proxy Voting Records

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618

                                    PART C
                               OTHER INFORMATION

Item 28. Exhibits.

(a)(1) Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15).

(a)(2) Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15).

(a)(3) Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15).

(a)(4) Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15).

(a)(5) Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15).

(a)(6) Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15).

(a)(7) Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

(a)(8) Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(a)(9) Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(a)(10) Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(a)(11) Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(a)(12) Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(a)(13) Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No. 22).

(a)(14) Articles Supplementary of the Fund dated October 25, 2001 (submitted electronically by Post-Effective Amendment No. 25).

(a)(15) Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25).

(a)(16) Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25).

(a)(17) Articles Supplementary of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28).

(a)(18) Articles of Amendment of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28).

(a)(19) Articles Supplementary of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30).

(a)(20) Articles of Amendment of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30).

(a)(21) Articles Supplementary of the Fund dated December 1, 2003 (submitted electronically by Post-Effective Amendment No. 35).

(a)(22) Certificate of Correction of the Fund dated December 14, 2001 (submitted electronically by Post-Effective Amendment No. 25).

(a)(23) Articles Supplementary of the Fund dated April 18, 2007 (submitted electronically by Post-Effective Amendment No. 45).

(a)(24) Articles Supplementary of the Fund dated April 24, 2008 (filed herewith).

(a)(25) Articles Supplementary of the Fund dated November 24, 2009 (filed herewith).

(b)(1) By-Laws of the Fund as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(b)(2) Amendment to Article I, Section 2 of the By-Laws of Fund dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

(b)(3) Amendment to Article II, Section 9 of the By-Laws of Fund dated July 28, 2004 (submitted electronically by Post-Effective Amendment No. 38).

(b)(4) Amendment to Article I, Section 2 of the By-Laws of Fund dated July 21, 2009 (filed herewith).

(c) Instruments Defining Rights of Security Holders - supplied by Exhibit (a)(1) (see Article V - Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII -
             Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII - Voting; Article IX - Amendments; and supplied by Exhibit (b)(1) (see Article I - Stockholders and Article IV - Capital Stock).

(d)(1) Investment Management Agreement dated October 2, 2000 between the Fund and AllianceBernstein L.P. ("AB") (submitted electronically by Post-Effective Amendment No. 22).

(d)(1)(i) Form of Amendment No. 2 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 38).

(d)(1)(ii) Form of Amendment No. 3 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 42).

(d)(1)(iii) Form of Amendment No. 4 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 43).

(d)(1)(iv) Form of Amendment No. 5 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 45).

(d)(1)(v) Form of Amendment No. 6 to Investment Management Agreement (to be filed by amendment).

(d)(2) Amended and Restated Shareholder Servicing Agreement between the Fund and AB dated February 26, 2003 (submitted electronically by Post-Effective Amendment No. 28).(1)

(d)(3) Amendment No. 1 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB dated December 16, 2003 (submitted electronically by Post-Effective Amendment No. 35).(1)

(d)(4) Amendment No. 2 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB (to be filed by amendment).(1)

(e)(1)(a) Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC ("Bernstein LLC") (submitted electronically by Post-Effective Amendment No. 22). Exhibit
             (m)(3) incorporated by reference.(1)

(e)(1)(b) Amendment to the Distribution Agreement dated February 1, 2001 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 25).(1)

(e)(1)(c) Amendment No. 2 to Distribution Agreement dated February 26, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 28).(1)

(e)(1)(d) Amendment No. 3 to Distribution Agreement dated December 16, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 35).(1)

(e)(1)(e) Amendment No. 4 to Distribution Agreement between the Fund and Bernstein LLC (to be filed by amendment).(1)

(e)(2)(a) Distribution Services Agreement (including a plan pursuant to Rule 12b-1 dated February 1, 2002 between the Fund and Alliance Bernstein Investment Research and Management, Inc. ("ABIRM") (submitted electronically by Post-Effective Amendment No. 25).(2)

(e)(2)(b) Amendment No. 1 to Distribution Services Agreement dated February 26, 2003 between the Fund and ABIRM (submitted electronically by Post-Effective Amendment No. 28).(2)

(e)(2)(c) Amendment No. 2 to Distribution Services Agreement dated December 16, 2003 between the Fund and ABIRM (submitted electronically by Post-Effective Amendment No. 35).

(e)(2)(d) Amendment No. 3 to Distribution Services Agreement dated December 17, 2003 between the Fund and BIRM (submitted electronically by Post-Effective Amendment No. 35).

(e)(3) Form of Selected Dealer Agreement dated February 1, 2002 between the Fund and ABIRM (submitted electronically by Post-Effective Amendment No. 25).(2)

(f)        Bonus or Profit Sharing Contracts - Not applicable.

(g)(1) Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(g)(2) Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(g)(3) Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16).

(g)(4) Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

(g)(5) Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

(g)(6) Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

(g)(7) Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

(g)(8) Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(g)(9) Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(g)(10) Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17).

(g)(11) Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(g)(12) Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(g)(13) Custodian Fee Schedule dated October 27, 1999 - Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20).

(g)(14) Eleventh Amendment to the Custodian Contract dated December 28, 2006 (submitted electronically by Post-Effective Amendment No. 43).

(g)(15) Twelfth Amendment to the Custodian Contract (to be filed by amendment).

(h)(1)(a) Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company ("State Street") (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(b) Amendment to the Transfer Agency Agreement dated April 30, 1990 between the Fund and State Street (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).1 (h)(3) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 between the Fund and State Street (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(c) Third Amendment to the Transfer Agency Agreement dated April 19, 1994 between the Fund and State Street (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(d) Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 between the Fund and State Street (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(e) Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 15).(1)

(h)(1)(f) Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(g) Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(h) Eighth Amendment to Transfer Agency Agreement dated February 1, 2002 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 25).(1)

(h)(1)(i) Ninth Amendment to Transfer Agency Agreement dated February 26th, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 28).(1)

(h)(1)(j) Tenth Amendment to Transfer Agency Agreement dated December 16, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 35).(1)

(h)(1)(k) Transfer Agency Fee Schedule dated July 21, 1999 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(l) Transfer Agency Agreement dated February 1, 2002 between the Fund and Alliance Global Investor Services, Inc. ("AGIS") (submitted electronically by Post-Effective Amendment No. 25).(2)

(h)(1)(m) Amendment No. 1 to the Transfer Agency Agreement dated February 26, 2003 between the Fund and AGIS (submitted electronically by Post-Effective Amendment No. 28).(2)

(h)(1)(n) Amendment No. 2 to the Transfer Agency Agreement dated December 16, 2003 between the Fund and AGIS (submitted electronically by Post-Effective Amendment No. 35).(2)

(h)(1)(o) Eleventh Amendment to Transfer Agency Agreement between the Fund and State Street (to be filed by amendment).(1)

(h)(2)(a) Securities Lending Agreement dated July 17, 1996 between the Fund, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(h)(2)(b) Second Amendment to Securities Lending Agreement dated May 29, 1997 (submitted electronically by Post-Effective Amendment No. 16).

(h)(2)(c) Third Amendment to Securities Lending Agreement dated May 1, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(h)(2)(d) Fourth Amendment to Securities Lending Agreement dated August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(h)(2)(e) Fifth Amendment to Securities Lending Agreement dated April 21, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(h)(2)(f) Securities Lending Agreement dated April 30, 1999 between the Fund, on behalf of the International Value Portfolio II and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 20).

(h)(2)(g) First Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No.
           22).

(h)(2)(h) Sixth Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22).

(h)(3) Form of Expense Limitation Agreement by and between the Fund and AllianceBernstein L.P. (to be filed by amendment).

(i)(1) Opinion of Counsel (submitted electronically by Post-Effective Amendment No. 43).

(i)(2)     Opinion of Counsel (to be filed by amendment).

(j)(1) Consents of Independent Registered Public Accounting Firm (to be filed by amendment).

(j)(2)     Consent of Counsel (to be filed by amendment).

(j)(3) Powers of Attorney for Irwin Engelman, Marilyn G. Fedak, Bart Friedman, William Kristol, Donald K. Peterson, Thomas B. Stiles II and Rosalie J. Wolf (Submitted electronically by Post-Effective Amendment No. 45).

(k)        Omitted Financial Statements - Not applicable.

(l)        Purchase Agreement dated October 12, 1988 (supplied by
           Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(m)(1)     Rule 12b-1 Plan. See exhibit (e)(2).(2)

(n)(1)(a) Rule 18f-3 Plan for New York Municipal, California Municipal, Diversified Municipal and Tax-Managed Portfolios (submitted electronically by Post-Effective Amendment No. 35).

(n)(1)(b) Rule 18f-3 Plan for Short Duration Plus and International Portfolios (submitted electronically by Post-Effective Amendment No. 35).

(n)(1)(c)  Rule 18f-3 Plan for Overlay Portfolios (to be filed by amendment).

(o)        Not applicable.

(p) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBerstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed on October 14, 2009).

(1) Item does not relate to Class A, Class B or Class C shares of the New York Municipal, California Municipal, Diversified Municipal Portfolios, Short Duration Plus Portfolio, Tax-Managed
           International Portfolio and International Portfolio.

(2) Item only relates to Class A, Class B and Class C shares of the New York Municipal, California Municipal, Diversified Municipal Portfolios, Short Duration Plus Portfolio, Tax-Managed
           International Portfolio and International Portfolio.

Item 29. Persons Controlled By or Under Common Control with Fund. None.

Item 30. Indemnification.

   As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

   As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Amended and Restated Shareholder Servicing Agreement between the Fund, on behalf of its various Portfolios, and AB, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A, B and C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio and ABIRM, AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   As permitted by Article VII, Section 2 of the Bylaws, the Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Section 2 of the respective Investment Management Agreement limits the liability of AB to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in
   Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by AB of its obligations and duties under the Management Agreement. Section 2 of the Amended and Restated Shareholder Servicing Agreement limits the liability of AB and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

   The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Amended and Restated Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

   See "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and "Fund Management" and "Management of the Fund" in the Regular and Institutional Services Prospectuses, respectively, constituting Parts A-1, A-2 and A-3 of this Registration Statement, respectively, and incorporated herein by reference.

Item 32. Principal Underwriters

   (a) Sanford C. Bernstein & Co., LLC is the Distributor for each Portfolio of the Fund except for Class A, Class B and Class C shares of the New York Municipal Portfolio California Municipal Portfolio Diversified Municipal Portfolio, Short Duration Plus Portfolio Tax-Managed International Portfolio and International Portfolio and Class R shares of the Short Duration and International Portfolios. It also serves as Distributor for Sanford C. Bernstein Fund II, Inc.

   AllianceBernstein Investments, Inc. ("ABI") is the Registrant's Principal Underwriter in connection with the sale of Class A, Class B and Class C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

       AllianceBernstein Balanced Shares, Inc.*
       AllianceBernstein Blended Style Series, Inc.*
       AllianceBernstein Bond Fund, Inc.*
       AllianceBernstein Cap Fund, Inc.*
       AllianceBernstein Corporate Shares
       AllianceBernstein Diversified Yield Fund, Inc.*
       AllianceBernstein Exchange Reserves*
       AllianceBernstein Fixed-Income Shares. Inc.
       AllianceBernstein Focused Growth & Income Fund, Inc.* AllianceBernstein Global Bond Fund, Inc.*
       AllianceBernstein Global Growth Fund, Inc.*
       AllianceBernstein Global Real Estate Investment Fund, Inc.* AllianceBernstein Global Thematic Growth Fund, Inc.* AllianceBernstein Greater China '97 Fund, Inc.
       AllianceBernstein Growth and Income Fund, Inc.*
       AllianceBernstein High Income Fund, Inc.*
       AllianceBernstein Institutional Funds, Inc.
       AllianceBernstein Intermediate California Municipal Portfolio/1/ AllianceBernstein Intermediate Diversified Municipal Portfolio/1/ AllianceBernstein Intermediate New York Municipal Portfolio/1/ AllianceBernstein International Portfolio/1/
       AllianceBernstein International Growth Fund, Inc.* AllianceBernstein Large Cap Growth Fund, Inc.*
       AllianceBernstein Municipal Income Fund, Inc.
       AllianceBernstein Municipal Income Fund II
       AllianceBernstein Short Duration Portfolio/1/
       AllianceBernstein Small/Mid-Cap Growth Fund, Inc.* AllianceBernstein Tax-Managed International Portfolio/1/ AllianceBernstein Trust*
       AllianceBernstein Utility Income Fund, Inc.*
       AllianceBernstein Variable Products Series Fund, Inc.
       Sanford C. Bernstein Fund II, Inc.
       The AllianceBernstein Pooling Portfolios
       The AllianceBernstein Portfolios**
--------
/1/ This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C Shares.

*   This Fund also offers Class R, K and I Shares.

** The AllianceBernstein Portfolios funds that also offer Class R, K and I Shares are AllianceBernstein Growth Fund, AllianceBernstein Balanced Wealth Strategy; AllianceBernstein Wealth Appreciation Strategy; and
    AllianceBernstein Wealth Preservation Strategy.

   (b) The following are the Directors and Officers of Sanford C. Bernstein & Co., LLC, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                      POSITIONS AND               POSITIONS AND
                                       OFFICES WITH               OFFICES WITH
NAME                                   UNDERWRITER                 REGISTRANT
----                      --------------------------------------  -------------
Gingrich, James A.        Chairman and Chief Executive Officer
Farrell, Edward J.        Director and Chief Financial Officer
Hexner, Thomas            Director
Martin, David             Director
Patrizio, Lawrence        Director
Taggart, Richard          Director
Bertan, Laurence          Co-Director of Compliance
Lemke, James              Co-Director of Compliance
Shine, Cathleen           Secretary
Mangan, Louis T.          Assistant Secretary
Manley, Mark R.           Assistant Secretary
Nelson, Mark              Assistant Secretary
Onofrio, John             Assistant Treasurer
Tucci, Peter              Associate Director of Operations
Barnard, David S.         Senior Vice President
Edwards, Ralph B.         Senior Vice President
Franco, Eric              Senior Vice President
Gaviser, Michael A.       Senior Vice President
Hagemeier, Jan            Senior Vice President
Liles, David A.           Senior Vice President
Loughlin, Frank           Senior Vice President
Maione, Robert            Senior Vice President
Marsalise, William        Senior Vice President
Parker, Adam S.           Senior Vice President
Ressa Jr., Leo A.         Senior Vice President
Rinaldi, Carl L.          Senior Vice President
Shapero, Thomas           Senior Vice President
Spencer, Gavin T.         Senior Vice President
Vincent, James B.         Senior Vice President
Wright, Thomas R.         Senior Vice President
Zlotnikov, Vadim          Senior Vice President
Abramson, Richard S.      Vice President
Akkerman, John W.         Vice President
Anderson, Timothy M.      Vice President
Aronow, Bruce K.          Vice President
Artiglere, Joseph J.      Vice President
Aspesi, Claudio V.        Vice President
Atkinson, Mark J.         Vice President
Azzariti, Paul R.         Vice President
Barkoff, Kenneth          Vice President
Bault, Todd               Vice President
Baumann Jr., Robert E.    Vice President
Beirne, Paul R.           Vice President
Berg, Barry S.            Vice President
Bienenstock, Robin        Vice President
Brashear, Janet M.        Vice President
Brown, Scott              Vice President
Browning, Robert          Vice President

                                      POSITIONS AND               POSITIONS AND
                                       OFFICES WITH               OFFICES WITH
NAME                                   UNDERWRITER                 REGISTRANT
----                      --------------------------------------  -------------
Burka, Jacqueline A.      Vice President
Burke, Catherine C.       Vice President
Cardillo, Paul J.         Vice President
Carrella, Carmine         Vice President
Caruso, Frank             Vice President
Chen, Xinzhong            Vice President
Chene, Claude A.          Vice President
Cheng, Ping               Vice President
Christopher, David        Vice President
Cobuzzi, Paul             Vice President
Cook, Robert              Vice President
Cooney, Timothy G.        Vice President
Coyle, Malachy E. W.      Vice President
Davison, Gary M.          Vice President
Day, Beth Ann             Vice President
De Charentenay, Ghislain  Vice President
Dell, Benjamin P.         Vice President
Demakis, Drew W.          Vice President
Dibadj, Ali M.            Vice President
DiMaggio, Scott A.        Vice President
Dowd, Daniel V.           Vice President
Doyle, Brennan S.         Vice President
Doyle, Jason N.           Vice President
Edwards, Matthew          Vice President
Evenson, Jeffrey W.       Vice President
Fanelli, Steven           Vice President
Fay, Sharon E.            Vice President
Fedak, Marilyn            Vice President                            President
Ferragu, Pierre C.L.H.M.  Vice President
Friedrich, Louis A.       Vice President
Fulop, Steven M.          Vice President
Furman, Michael C.        Vice President
Giordano, Craig A.        Vice President
Goudsmit, Kees J.         Vice President
Guinan III, William L.    Vice President
Gupte, Anagha A.          Vice President
Haddad, Kenneth C.        Vice President
Hampton, Tracy D.         Vice President
Hanley, John              Vice President
Harned, Douglas S.        Vice President
Hekster, Jonathan         Vice President
Henderson, Michael A.     Vice President
Henkel, David C.          Vice President
Herrman, Dana P.          Vice President
Hickey, John              Vice President
Hildebrandt, James P.     Vice President
Hintz, Charles            Vice President
Hochman, Ronald           Vice President
Hodorov, Vladislav        Vice President

                                           POSITIONS AND          POSITIONS AND
                                            OFFICES WITH          OFFICES WITH
NAME                                        UNDERWRITER            REGISTRANT
----                                ----------------------------  -------------
Hoffman-Becking, Dirk               Vice President
Hogbin, Christopher E.              Vice President
Hudson, Matthew J.                  Vice President
Hurkala, John C.                    Vice President
Hyland, William S.                  Vice President
Jendsen, Chandler                   Vice President
Johnson, Mark P.                    Vice President
Joseph, Robert                      Vice President
Kamath, Suneet L.                   Vice President
Kass, Michele                       Vice President
Keen, Andrew T.                     Vice President
Kelly, Patrick                      Vice President
Klein, Jordon M.                    Vice President
Klose-Ostrovsky, Cornelia K.        Vice President
Konialidis, Nicolas                 Vice President
Krantz, Brian                       Vice President
Krieger, Michael D.                 Vice President
Kwane, Thomas H.                    Vice President
Lane, Kenneth H.                    Vice President
Larson, Ann-Marie                   Vice President
Le Guyader, Celene                  Vice President
Lewin, Lori                         Vice President
Lewis, Sebastian H. C.              Vice President
Lindsay, Jeffrey J.                 Vice President
Lipman, Rebecca                     Vice President
Liptrot, James                      Vice President
Lundergan, Nicole                   Vice President
Mack, Alyssa                        Vice President
Magoun, Lisa                        Vice President
Malandrino, Joanne                  Vice President
Manahan, John                       Vice President
Martier, Allison                    Vice President
Maryles, Jeremy A.                  Vice President
Masters, Seth                       Vice President
Maurandy, Jean-Pierre               Vice President
McCarthy, Thomas F.                 Vice President
McDonald, John E.                   Vice President
McDonald, Sean P.                   Vice President
McFarland, Sean P.                  Vice President
McGranahan, Colin                   Vice President
McMahon, Neil A.                    Vice President
Miller, Wesley P.                   Vice President
Moffett, Craig E.                   Vice President
Morgan, Duane                       Vice President
Morgan, Scott                       Vice President
Morony, Thomas G.M.                 Vice President
Murray, Jill                        Vice President
Nathanson, Michael                  Vice President
O'Connell, Patrick M.               Vice President
Ocena, Doni                         Vice President
Oliver, Roger W.                    Vice President
Parizer, David                      Vice President
Pearce, Gregory B.                  Vice President

                                           POSITIONS AND          POSITIONS AND
                                            OFFICES WITH          OFFICES WITH
NAME                                        UNDERWRITER            REGISTRANT
----                                ----------------------------  -------------
Pearce, Simon D.                    Vice President
Phlegar, Jeffrey                    Vice President
Pitarresi, John C.                  Vice President
Porges, Geoffrey C.                 Vice President
Prozesky, Paul M.                   Vice President
Punnoose, Shibu J.                  Vice President
Radic, Joseph                       Vice President
Rampogna, Alessandra                Vice President
Rasgon, Stacey A.                   Vice President
Reilly, Alison O.                   Vice President
Reilly, James                       Vice President
Rinaldi, Carl                       Vice President
Ritter, Peter                       Vice President
Rodewald, Dag                       Vice President
Rubenstein, Jeffrey P.              Vice President
Rudolph-Shabinsky, John             Vice President
Sacconaghi, Antonio                 Vice President
Salomon, Martin                     Vice President
Scannell, John W.                   Vice President
Scarperi, Robert M.                 Vice President
Schwadron, Stuart                   Vice President
Schwartz, Michael                   Vice President
Scudero, Louis                      Vice President
Shen, Carla P.                      Vice President
Singer, Rhonda                      Vice President
Smith, Randy S.                     Vice President
Sofocleous, Dominic                 Vice President
Solca, Luca                         Vice President
Soler, Orlando                      Vice President
Speno, Frank D.                     Vice President
St. Pierre, Kevin J.                Vice President
Steinberg, Ethan S.                 Vice President
Stirling, Trevor J.                 Vice President
Su, Yongjun                         Vice President
Sung, Derrick                       Vice President
Susi, Mark                          Vice President
Sweeney, Nicholas N.                Vice President
Tedesco, Michael I.                 Vice President
Thomas, Kwane H.                    Vice President
Trantolo, Vincent A.                Vice President
Turner, Peter C.                    Vice President
Van Antwerp, Thomas B.              Vice President
Van Eeten, Piet                     Vice President
Van Tassel, James C.                Vice President
Weinberg, Matthew                   Vice President
Weinberger, Michael                 Vice President
Weis, Michael J.                    Vice President
Wheeler, Jason S.                   Vice President
White, Andrew                       Vice President
Wiesenfeld, Jeffery S.              Vice President
Wilson, Brad L.                     Vice President
Winoker, Steven E.                  Vice President
Wolk, Helene D.                     Vice President
Wood, Andrew                        Vice President
Wood, Catherine                     Vice President
Wynne, Hugh D.                      Vice President

                                           POSITIONS AND          POSITIONS AND
                                            OFFICES WITH          OFFICES WITH
NAME                                        UNDERWRITER            REGISTRANT
----                                ----------------------------  -------------
Yadgaroff, Mark E.                  Vice President
Yu, Hua                             Vice President
Abrams, Jennifer L.                 Assistant Vice President
Cheng, Jocelyn C.                   Assistant Vice President
de Krei, Cheryl R.                  Assistant Vice President
Dravants, John                      Assistant Vice President
Dryzgula, Robert A.                 Assistant Vice President
Goodwin, Joel                       Assistant Vice President
Keane, Teresa                       Assistant Vice President
Lorch, Jordan J.                    Assistant Vice President
Marino, Joan                        Assistant Vice President
Murphy, Gary                        Assistant Vice President
Panwar, Jay                         Assistant Vice President
Davis, Kimberly A.                  Administrative Officer
Feliciano, Robert                   Administrative Officer
Frazier, Lolita L.                  Administrative Officer
Heath, Thomas                       Administrative Officer
Levitt, David                       Administrative Officer
Mancino, Betty Ann                  Administrative Officer
Renz, Carey                         Administrative Officer
Robertson, Luke                     Administrative Officer
Scanlon, Christopher                Administrative Officer

   The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                           POSITIONS AND                         POSITIONS AND
                                            OFFICES WITH                          OFFICES WITH
NAME                                        UNDERWRITER                            REGISTRANT
----                    ----------------------------------------------------- ---------------------
      Directors
Christopher J. Bricker  Director and Senior Vice President
Robert M. Keith         Executive Managing Director and President
Mark R. Manley          Director and Secretary
Patrick E. Ryan         Director, Vice President and Chief Financial Officer
       Officers
Richard A. Davies       Executive Vice President
Frank Speno             Executive Vice President
Andrew L. Gangolf       Senior Vice President and Assistant General Counsel   Assistant Secretary/
                                                                              Assistant Clerk
Emilie D. Wrapp         Senior Vice President, Assistant General Counsel and  Secretary/Clerk
                        Assistant Secretary
Christopher S. Alpaugh  Senior Vice President
Audie G. Apple          Senior Vice President
Steven R. Barr          Senior Vice President and Assistant Secretary
Amy I. Belew            Senior Vice President
Peter G. Callahan       Senior Vice President
Russell R. Corby        Senior Vice President
John W. Cronin          Senior Vice President
Robert J. Cruz          Senior Vice President
Richard A. Davies       Senior Vice President
Jennifer M. DeLong      Senior Vice President
John C. Endahl          Senior Vice President
Adam E. Engelhardt      Senior Vice President
John Edward English     Senior Vice President
Edward J. Farrell       Senior Vice President and Controller
Michael Foley           Senior Vice President
Brian D. Gallary        Senior Vice President
Mark D. Gersten         Senior Vice President and Treasurer
Gunnar Halfdanarson     Senior Vice President
Kenneth L. Haman        Senior Vice President
Joseph P. Healy         Senior Vice President
Mary V. Kralis Hoppe    Senior Vice President
Scott Hutton            Senior Vice President
Oscar J. Isoba          Senior Vice President
Robert H. Joseph, Jr.   Senior Vice President and Assistant Treasurer
Ajai M. Kaul            Senior Vice President
Georg Kyd-Rebenburg     Senior Vice President

                                           POSITIONS AND                  POSITIONS AND
                                            OFFICES WITH                  OFFICES WITH
NAME                                        UNDERWRITER                    REGISTRANT
----                        --------------------------------------------- -------------
Eric L. Levinson            Senior Vice President
William Marsalise           Senior Vice President
Matthew P. Mintzer          Senior Vice President
Thomas F. Monnerat          Senior Vice President
Joanna D. Murray            Senior Vice President
Daniel A. Notto             Senior Vice President, Counsel and Assistant
                            Secretary
Jeffrey A. Nye              Senior Vice President
John J. O'Connor            Senior Vice President
Catherine N. Peterson       Senior Vice President
Suchet Padhye               Senior Vice President
Mark A. Pletts              Senior Vice President
Stephen C. Scanlon          Senior Vice President
John P. Schmidt             Senior Vice President
Gregory K. Shannahan        Senior Vice President
Mark Sullivan               Senior Vice President
Peter J. Szabo              Senior Vice President
Joseph T. Tocyloski         Senior Vice President
Suzanne Ton                 Senior Vice President
Derek Yung                  Senior Vice President
Albert J. Angelus           Vice President
Kenneth F. Barkoff          Vice President
Peter J. Barron             Vice President
William G. Beagle           Vice President
DeAnna D. Beedy             Vice President
Christopher M. Berenbroick  Vice President
Chris Boeker                Vice President
Brandon W. Born             Vice President
Richard A. Brink            Vice President
Shaun D. Bromley            Vice President
Brian Buehring              Vice President
Kevin T. Cannon             Vice President
Daniel W. Carey             Vice President
Alice L. Chan               Vice President
Laura A. Channell           Vice President
Nelson Kin Hung Chow        Vice President
Flora Chuang                Vice President
Peter T. Collins            Vice President
Joseph D. Connell, Jr.      Vice President
Michael C. Conrath          Vice President
Dwight P. Cornell           Vice President
Robert A. Craft             Vice President
John D. Curry               Vice President
Walter F. Czaicki           Vice President
John M. D'Agostino          Vice President
Christine M. Dehil          Vice President

                                        POSITIONS AND            POSITIONS AND
                                         OFFICES WITH            OFFICES WITH
NAME                                     UNDERWRITER              REGISTRANT
----                           --------------------------------  -------------
Giuliano De Marchi             Vice President
Darren K. DeSimone             Vice President
Ralph A. DiMeglio              Vice President
Carmela Di Meo                 Vice President
Joseph T. Dominguez            Vice President
Kilie A. Donahue               Vice President
Bradford P. Doninger           Vice President
Barbara Anne Donovan           Vice President
Robert Dryzgula                Vice President
Bernard J. Eng                 Vice President
Daniel Ennis                   Vice President
Michael J. Eustic              Vice President
Hollie G. Fagan                Vice President
Matthew G. Fetchko             Vice President
Michael F. Foy                 Vice President
Yuko Funato                    Vice President
Kevin T. Gang                  Vice President
Mark A. Gessner                Vice President
Mark C. Glatley                Vice President
Roger Goncalves                Vice President
Stefanie M. Gonzalez           Vice President
Kimberly A. Collins Gorab      Vice President
Joseph T. Haag                 Vice President
Tetsuya Hada                   Vice President
Brian P. Hanna                 Vice President
Kenneth Handler                Vice President
John G. Hansen                 Vice President
Shannon R. Harkins             Vice President
Terry L. Harris                Vice President
Michael S. Hart                Vice President
Youichi Hashimoto              Vice President
Daniel R. Hemberger            Vice President
Olivier Herson                 Vice President
Vincent Huang                  Vice President
Anthony D. Ialeggio            Vice President
Eric S. Indovina               Vice President
Kumar Jagdeo II                Vice President
Tina Kao                       Vice President
Julie E.(Gerstmayr) Kelly      Vice President
Matthew L. Joki                Vice President
Jung M. Kim                    Vice President
Hiroshi Kimura                 Vice President
Joseph B. Kolman               Vice President
Scott M. Krauthamer            Vice President
Jeffrey J. Lamb                Vice President
Christopher J. Larkin          Vice President

                                     POSITIONS AND               POSITIONS AND
                                     OFFICES WITH                OFFICES WITH
NAME                                 UNDERWRITER                  REGISTRANT
----                    ---------------------------------------- -------------
Chang Hyun Lee          Vice President
Jonathan M. Liang       Vice President
Karen (Yeow Ping) Lim   Vice President
Laurel E. Lindner       Vice President
James M. Liptrot        Vice President and Assistant Controller
Colleen S. Lorence      Vice President
Edward R. Lupo          Vice President
Jennifer L. Magill      Vice President
Silvia Manz             Vice President
Osama Mari              Vice President
Jay G. McAndrew         Vice President
Kevin McGarry           Vice President
Joseph R. McLean        Vice President
Nicola Meotti           Vice President
Yuji Mihashi            Vice President
Bart D. Miller          Vice President
David Mitchell          Vice President
Hiroyuki Morishita      Vice President
Troy E. Mosconi         Vice President
Paul S. Moyer           Vice President
Juan Mujica             Vice President
John F. Multhauf        Vice President
Robert D. Nelms         Vice President
Jamie A. Nieradka       Vice President
Suzanne E. Norman       Vice President
John J. Onofrio         Vice President and Assistant Treasurer
Ian J. O'Brien-Rupert   Vice President
Alex E. Pady            Vice President
David D. Paich          Vice President
Kimchu Perrington       Vice President
Leo J. Peters IV        Vice President
Thomas C. Pfeifer       Vice President
Jeffrey Pietragallo     Vice President
Damien J. Porras        Vice President
Joseph J. Proscia       Vice President
John D. Prosperi        Vice President
Carol H. Rappa          Vice President
Jessie A. Reich         Vice President
Heidi A. Richardson     Vice President
James A. Rie            Vice President
Lauryn A. Rivello       Vice President
Patricia A. Roberts     Vice President
Claudio Rondolini       Vice President
Miguel A. Rozensztroch  Vice President

                                           POSITIONS AND        POSITIONS AND
                                            OFFICES WITH        OFFICES WITH
NAME                                        UNDERWRITER          REGISTRANT
----                                  ------------------------- -------------
Craig Schorr                          Vice President
Kristin M. Seabold                    Vice President
William D. Shockley                   Vice President
John F. Skahan                        Vice President
Praveen K. Singh                      Vice President
Karen Sirett                          Vice President
Elizabeth M. Smith                    Vice President
Orlando Soler                         Vice President
Laurie L. Snively                     Vice President
Daniel L. Stack                       Vice President
Ben H. Stairs                         Vice President
Jason P. Stevens                      Vice President
Peter Stiefel                         Vice President
Sharon Su                             Vice President
Kelly P. Sudafer (aka Kelly Sudovar)  Vice President
Atsuko Takeuchi                       Vice President
Scott M. Tatum                        Vice President
Christopher R. Thabet                 Vice President
Jay D. Tini                           Vice President
Ellen Tobin                           Vice President
William Tohme                         Vice President
Keri-Ann S. Toritto                   Vice President
Laura L. Tocchet                      Vice President
Louis L. Tousignant                   Vice President
Ming (Ming Kai) Tung                  Vice President
Christian G. Wilson                   Vice President
Stephen M. Woetzel                    Vice President
Chapman Tsan Man Wong                 Vice President
Joanna Wong                           Vice President
Tao T. Wu                             Vice President
Yoshinari Yagi                        Vice President
Isabelle (Hsin-I) Yen                 Vice President
Scott D. Zambon                       Vice President
Oscar Zarazua                         Vice President
Martin J. Zayac                       Vice President
Constantin L. Andreae                 Assistant Vice President
Steven D. Barbesh                     Assistant Vice President
Claudio Roberto Bello                 Assistant Vice President
Roy C. Bentzen                        Assistant Vice President
Michael A. Bosi                       Assistant Vice President
Terence I. Bradford                   Assistant Vice President
James M. Broderick                    Assistant Vice President
Erik Carell                           Assistant Vice President
Helena Carvalho                       Assistant Vice President
Judith A. Chin                        Assistant Vice President
Naji Choueri                          Assistant Vice President

                                  POSITIONS AND                 POSITIONS AND
                                   OFFICES WITH                  OFFICES WITH
NAME                               UNDERWRITER                    REGISTRANT
----                   ------------------------------------- ---------------------
Daisy (Sze Kie) Chung  Assistant Vice President
Christine M. Crowley   Assistant Vice President
Jamila Dalia           Assistant Vice President
Francesca Dattola      Assistant Vice President
Daniel A. Dean         Assistant Vice President
Marc J. Della Pia      Assistant Vice President
Michael J. Ferraro     Assistant Vice President
Robert A. Fiorentino   Assistant Vice President
Jose R. Garcia         Assistant Vice President
Michele J. Giangrande  Assistant Vice President
Cecilia N. Gomes       Assistant Vice President
Friederike Grote       Assistant Vice President
Joseph Haag            Assistant Vice President
Junko Hisamatsu (Cox)  Assistant Vice President
Lia A. Horii           Assistant Vice President
Brian M. Horvath       Assistant Vice President
Sylvia Hsu             Assistant Vice President
Isabelle Husson        Assistant Vice President
Jang Joong Kim         Assistant Vice President
Junko Kimura           Assistant Vice President
Amber A. Knighten      Assistant Vice President
Aaron S. Kravitz       Assistant Vice President
Stephen J. Laffey      Assistant Vice President and Counsel  Assistant Secretary/
                                                             Assistant Clerk
Edward G. Lamsback     Assistant Vice President
Ginnie Li              Assistant Vice President
Jim Liu                Assistant Vice President
David Lyons            Assistant Vice President
Mark J. Maier          Assistant Vice President
Matthew J. Malvey      Assistant Vice President
Francesco Martello     Assistant Vice President
Russell B. Martin      Assistant Vice President
David G. Mitchell      Assistant Vice President
Jennifer A. Mulhall    Assistant Vice President
William N. Parker      Assistant Vice President
Brian W. Paulson       Assistant Vice President
Steven Pavlovic        Assistant Vice President
Pablo Perez            Assistant Vice President
Anthony W. Piccola     Assistant Vice President
Jared M. Piche         Assistant Vice President
Vinod B. Pittampalli   Assistant Vice President
Cameron V. Polek       Assistant Vice President
Mark A. Quarno         Assistant Vice President
Marc S. Reed           Assistant Vice President
Jennifer B. Robinson   Assistant Vice President
Jennifer R. Rolf       Assistant Vice President

                                        POSITIONS AND            POSITIONS AND
                                         OFFICES WITH            OFFICES WITH
NAME                                     UNDERWRITER              REGISTRANT
----                           --------------------------------  -------------
Michael J. Shavel              Assistant Vice President
Chizu Soga                     Assistant Vice President
Chang Min Song                 Assistant Vice President
Susanne Stallkamp              Assistant Vice President
Matthew M. Stebner             Assistant Vice President
Michiyo Tanaka                 Assistant Vice President
Miyako Taniguchi               Assistant Vice President
Damaris Torres                 Assistant Vice President
Laurence Vandecasteele         Assistant Vice President
Wendy Weng                     Assistant Vice President
Jeffrey Western                Assistant Vice President
William Wielgolewski           Assistant Vice President
Mark R. Manley                 Secretary
Colin T. Burke                 Assistant Secretary

Item 33. Location of Accounts and Records.

   All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the 1940 Act are maintained at the offices of AllianceBernstein L.P., One North Lexington Avenue, White Plains, NY 10601 and 1345 Avenue of the Americas, New York, NY 10105, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171 or AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, the Fund's Transfer Agents.

Item 34. Management Services-Not applicable.

Item 35. Undertakings-Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of November, 2009.

                                             SANFORD C. BERNSTEIN FUND, INC.

                                             By:      /s/  MARILYN G. FEDAK
                                                  ------------------------------
                                                        Marilyn G. Fedak
                                                            President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

                  Signature                                Title                         Date
     ------------------------------------ ---------------------------------------  ------------------

            /s/  MARILYN G. FEDAK         President and Director                   November 24, 2009
     ------------------------------------
              Marilyn G. Fedak

                      *                   Director
     ------------------------------------
               Irwin Engelman

                      *                   Director
     ------------------------------------
                Bart Friedman

                      *                   Director
     ------------------------------------
               William Kristol

                      *                   Director
     ------------------------------------
             Donald K. Peterson

                      *                   Director
     ------------------------------------
             Thomas B. Stiles II

                      *                   Director
     ------------------------------------
               Rosalie J. Wolf

           /s/  JOSEPH J. MANTINEO        Treasurer and Chief Financial Officer    November 24, 2009
     ------------------------------------
             Joseph J. Mantineo

--------
* This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:        /s/  STEPHEN J. LAFFEY                                                  November 24, 2009
     ------------------------------------
     Stephen J. Laffey, Attorney-in-Fact